                                                                    EXHIBIT 4.2
                                                                      EXECUTION









                       CAPSTEAD SECURITIES CORPORATION IV,

                                     Issuer

                                       and


                   CHASE BANK OF TEXAS, NATIONAL ASSOCIATION,

                                     Trustee

                      ------------------------------------

                            Series 1998-3 Supplement

                          Dated as of September 1, 1998


                                       to


                                    INDENTURE

                         Dated as of September 1, 1998

                      ------------------------------------

                                  $345,831,963
                       COLLATERALIZED MORTGAGE OBLIGATIONS

                                  Series 1998-3






           ===========================================================

                                TABLE OF CONTENTS

                                                                                                         PAGE
                                                                                                         ----
PRELIMINARY STATEMENT.............................................................................................1


GRANTING CLAUSES..................................................................................................1

Section (1)        Certain Defined Terms..........................................................................2
Section (2)        Designation....................................................................................8
Section (3)        Dating of Series 1998-3 Bonds; Calculation of Interest Accrued.................................8
Section (4)        Transfer of ERISA Restricted Bonds.............................................................8
Section (5)        Aggregate Principal Amount; Classes............................................................8
Section (6)        Denominations of Series 1998-3 Bonds...........................................................9
Section (7)        Authentication of Series 1998-3 Bonds..........................................................9
Section (8)        Payment Dates.................................................................................10
Section (9)        Places for Payment of Principal of Series 1998-3 Bonds; Payments on Book Entry Bonds..........10
Section (10)       Payment on the Bonds Before Acceleration; Reports to Bondholders..............................10
Section (11)       Payment of the Bonds on and after Acceleration................................................13
Section (12)       Reserve Fund..................................................................................13
Section (13)       Transfer of Certificates to Trustee; Deposits to Collection Account; Pledged Accounts.........14
Section (14)       Requirements for Issuance of Series 1998-3 Bonds..............................................14
Section (15)       Calculations with Respect to Underlying Mortgage Loans........................................14
Section (16)       Redemption....................................................................................15
Section (17)       Actions by Trustee as Holder of Conventional Certificates.....................................15
Section (18)       REMIC Administration..........................................................................16
Section (19)       Form of Series 1998-3 Bonds; Matters Relating to Book Entry Bonds.............................19
Section (20)       The Administrators and the Trustee............................................................20
Section (21)       Supplements, Modifications and Ratifications of Indenture.....................................20
Section (22)       Certain Matters Regarding Registration of Transfer and Exchange of Bonds......................21
Section (23)       Bond Manager on Behalf or Issuer..............................................................21
Section (24)       Investment of Funds in the Collection Account; Inapplicability of Section 6.10(f).............22
Section (25)       Counterparts..................................................................................22
Section (26)       Governing Law.................................................................................22
Section (27)       Notices.......................................................................................22

EXHIBITS
--------

Exhibit A-1   -    Form of Class A Bond

Exhibit A-2   -    Form of Class AX Bond

Exhibit A-3   -    Form of Class R Bond

Exhibit B     -    Form of Transferee Affidavit and Agreement (Residual Bonds)

Exhibit C     -    Form of Transferor Certificate (Residual Bonds)

         Series 1998-3 Supplement dated as of September 1, 1998, between CAPSTEAD SECURITIES CORPORATION IV, a Delaware corporation (together with its successors and assigns as provided in the Indenture referred to below, the "Issuer") and CHASE BANK OF TEXAS, NATIONAL ASSOCIATION, a national banking association (together with its successors in trust thereunder as provided in the Indenture, the "Trustee"), as trustee under an Indenture, as amended and restated as of September 1, 1998 (such Indenture, as thereafter amended and supplemented, is referred to herein as the "Indenture").

                              PRELIMINARY STATEMENT

         Section 2.3 of the Indenture provides, among other things, that the Issuer, when authorized by its Board of Directors, and the Trustee may enter into an indenture supplemental to the Indenture for the purpose of authorizing a Series of Bonds and to specify certain terms of such Series of Bonds. The Board of Directors of the Issuer has duly authorized the creation of a Series of Bonds in an aggregate principal amount of $345,831,963 to be known as its Collateralized Mortgage Obligations, Series 1998-3 (the "Series 1998-3 Bonds", with references herein to "Bonds" being references solely to the Series 1998-3 Bonds)), and the Issuer and the Trustee are executing and delivering this Series 1998-3 Supplement in order to provide for the Series 1998-3 Bonds. All terms used in this Series 1998-3 Supplement that are defined in the Indenture, either directly or by reference therein, have the meanings assigned to them therein as supplemented by Section 1 hereof, if applicable, except to the extent the context clearly requires otherwise. Any such defined term that is defined in the Indenture as relating to a particular Series rather than to all Bonds generally shall, when used in this Series 1998-3 Supplement, relate to the Series 1998-3 Bonds, whether or not expressly so stated herein.

                                GRANTING CLAUSES

         The Issuer hereby Grants to the Trustee, for the exclusive benefit of the Holders of the Series 1998-3 Bonds, all of the Issuer's right, title and interest in and to (a) the mortgage pass-through certificates listed in Schedule A to this Series 1998-3 Supplement, which the Issuer has caused to be delivered to the Trustee herewith and which Conventional Certificates evidence interests in pools of mortgage loans on one- to four-family residential properties and individual condominium units, and all Distributions with respect thereto payable at any time on or after the first Distribution Date, (b) each Pledged Account for the Series 1998-3 Bonds, including the Reserve Fund and all income from the investment of funds in each such Pledged Account, (c) the Initial Deposit and
(c) all proceeds of the conversion, voluntary or involuntary, of any of the foregoing into cash or other liquid property. Such Grants are made, however, in trust, to secure the Series 1998-3 Bonds, equally and ratably, without prejudice or distinction between any Series 1998-3 Bond and any other Series 1998-3 Bond by reason of difference in time of issuance or otherwise, and to secure (i) the payment of all amounts due on the Series 1998-3 Bonds as such amounts become due in accordance with their terms, (ii) the payment of all other sums payable under the Indenture or this Series 1998-3 Supplement with respect to the Series 1998-3 Bonds, and (iii) compliance with the provisions of the Indenture and this Series 1998-3 Supplement with respect to the Series 1998-3 Bonds, all as provided in the Indenture and this Series 1998-3 Supplement.

         The Trustee acknowledges such Grants, accepts the trusts hereunder in accordance with the provisions hereof and of the Indenture, and agrees to perform the duties herein or therein required in accordance with Article VI of the Indenture.

         SECTION (1)  CERTAIN DEFINED TERMS.

         Sections 1.1 and 2.3 of the Indenture provide that the meaning of certain defined terms used in the Indenture shall, when applied to the Bonds of a particular Series, be as defined in said Section 1.1 but with such additional provisions as are specified in the related Series Supplement. With respect to the Series 1998-3 Bonds, the following provisions shall govern the defined terms set forth below:

         "Accrual Date": With respect to any Class of Bonds, September 29, 1998.

         "Accrued Bond Interest": As to each Class of Bonds and any Payment Date, the interest accrued during the related Interest Accrual Period at the applicable Bond Interest Rate on the Class Current Principal Balance (or in the case of the Class AX Bonds, the Class Notional Balance) of such Class immediately prior to such Payment Date, calculated on the basis of the actual number of days in the related Interest Accrual Period and a 360-day year, less any Net Interest Shortfall allocated thereto on such date. No Accrued Bond Interest will be payable with respect to any Class of Bonds after the Payment Date on which the Class Current Principal Balance or Class Notional Balance of such Class has been reduced to zero.

         "Administrator": With respect to the each series of Conventional Certificates, as defined in the related Pooling and Administration Agreement.

         "Available Funds": As to any Payment Date, the aggregate amount of distributions received on or with respect to the Conventional Certificates on the Certificate Distribution Date immediately preceding such Payment Date.

         "Basis Risk Shortfall": As to any Payment Date, the sum of (i) the excess of (x) interest accrued on the Class A Bonds for the preceding Interest Accrual Period at a per annum interest rate equal to the lesser of 8.50% and LIBOR plus the Margin for such date, over (y) interest accrued on the Class A Bonds for the preceding Interest Accrual Period at the Net WAC for such date and
(ii) the amount of Basis Risk Shortfalls from prior Payment Dates remaining unpaid on the Class A Bonds.

         "Bond Interest Rate": With respect to the Class A Bonds, the Class A Bond Interest Rate. With respect to the Class AX Bonds, the Class AX Bond Interest Rate. With respect to the Class R Bonds, the same as the Class A Bond Interest Rate. Any monthly calculation of interest at a stated rate shall be based upon annual interest at such rate divided by twelve.

         "Bond Manager": Capstead Mortgage Corporation, or its successors and assigns.

         "Bond Management Agreement": The Agreement dated as of September 1, 1998 between the Issuer and Capstead Mortgage Corporation, as Bond Manager.

         "Bond Redemption Date": Each of the dates identified in Section 16(a) and (b) hereof on which the Series 1998-3 Bonds may be called for redemption.

         "Book Entry Bonds:  The Class A Bonds.

         "Cap Agreement": The requirement of the Trustee to make payments to the Class A Bonds pursuant to Section 12.

         "Certificate Distribution Date": The date specified in each Pooling and Administration Agreement for monthly distributions on the related Conventional Certificates.

         "Certificate Trustee": The institution identified as such in the applicable Pooling and Administration Agreement.

         "Class": Each class subdivision of the Bonds created hereunder pursuant to Section 5.

         "Class A Bond Interest Rate": As to the Class A Bonds and any Payment Date, a per annum rate equal to LIBOR plus the Margin for such date, but in no event greater than the lesser of (x) the Net WAC for such date, and (y) 8.50% per annum.

         "Class A Regular Interest": The regular interest, within the meaning of Code Section 860G(a)(1), represented by the Class A Bonds, other than the right to receive amounts under the Cap Agreement.

         "Class AX Bond Interest Rate": As to the Class AX Bonds and any Payment Date, a per annum rate equal to the excess of (x) the Net WAC for such date, over (y) the Class A Bond Interest Rate for such date.

         "Class AX Regular Interest": The regular interest, within the meaning of Code Section 860G(a)(1), represented by the Class AX Bond, other than (i) the right to receive the Initial Deposit and the investment earnings on the Reserve Fund and (ii) the obligation to make payments under the Cap Agreement.

         "Class Current Principal Balance": With respect to the Class A Bonds and Class R Bonds and any Payment Date, the sum of the Current Principal Balances of all Class A Bonds or Class R Bonds as the case may be, on said date.

         "Class Notional Balance": As to the Class AX Bonds and any Payment Date, the sum of the Class Current Principal Balances of the Class A Bonds and the Class R Bonds for such date.

         "Clearing Agency": The registered Holder of the single Bond evidencing the Book Entry Bonds. The initial Clearing Agency with respect to the Book Entry Bonds shall be The Depository Trust Company of New York, the nominee for which is Cede & Co. The Clearing Agency shall at all times be a "clearing corporation" as defined in Article 8 of the Uniform Commercial Code of the State of New York.

         "Closing Date": September 29, 1998.

         "Compensating Payment": As to any Payment Date, the amount paid to the Class A Bonds on such date pursuant to Section 10(b) hereof.

         "Conventional Certificates": The certificates pledged to secure the Series 1998-3 Bonds, as set forth on Schedule A hereto.

         "Corporate Trust Office": The principal office of the Trustee at which at any particular time its corporate trust business shall be administered, which office at the date of this Agreement is located at 601 Travis, Houston, Texas 77002; Attention 10 CTH 382 Corporate Trust Department, or at such other address as the Trustee may designate from time to time with notice to the Issuer and Bondholders, or the principal corporate trust office of any successor Trustee at the address designated by such successor Trustee by notice to the Issuer and Bondholders.

         "CPR": A model designed to measure the rate of prepayment of a pool of mortgage loans assuming a specified constant prepayment percentage for the life of such pool.

         "Current Principal Balance": With respect to any Bond (other than a Class AX Bond) as of any Payment Date, the initial principal amount of such Bond as of the Closing Date, as reduced by all amounts paid on previous Payment Dates on such Bond with respect to principal.

         "Cut-off Date":  September 1, 1998.

         "ERISA Restricted Bonds":  The Class AX Bonds.

         "ERISA Prohibited Bonds":  The Class R Bonds.

         "Global Bond Certificate": Any Bond registered in the name of the Clearing Agency or its nominee, beneficial interests in which are reflected on the books of the Person maintaining an account with such Clearing Agency (directly or as an indirect participant in accordance with rules of such Clearing Agency).

         "Individual Bond":  As defined in Section 10(f) hereof.

         "Individual Bond Certificate": Any Bond registered in the name of a Holder other than the Clearing Agency or its nominee.

         "Initial Call Date":  The Payment Date occurring in March 2001.

         "Initial Deposit":  $5,000.00.

         "Interest Accrual Period": With respect to each Payment Date, the period beginning on the previous Payment Date (or, in the case of the first Payment Date, the Closing Date) and ending on the day preceding such Payment Date.

         "Interest Only Bonds": The Class AX Bonds.

         "Letter Agreements": The Letter of Representations to The Depository Trust Company from the Trustee and the Issuer dated September 29, 1998 with respect to the Book Entry Bonds.

         "LIBOR": With respect to each Interest Accrual Period for the Class A Bonds, the London Interbank Offered Rate for one-month United States dollar-denominated deposits determined in accordance with the following provisions:

         (i) On the second business day prior to the first day of the related Interest Accrual Period (each, a "LIBOR Determination Date"), until the Class Current Principal Balances of the Class A Bonds have been reduced to zero, the Trustee will request each of the designated reference banks meeting the criteria set forth herein (the "Reference Banks") to inform the Trustee of the quotation offered by its principal London office for making one-month United States dollar deposits in leading banks in the London interbank market, as of 11:00 a.m. (London time) on such LIBOR Determination Date. (For purposes of calculating LIBOR, "business day" means a day on which banks are open for dealing in foreign currency and exchange in London and New York City.) In lieu of making a request of the Reference Banks, the Trustee may rely on the quotations for those Reference Banks that appear at such time on the Reuters Screen LIBO Page (as defined in the International Swap Dealers Association Inc. Code of Standard Wording, Assumptions and Provisions for Swaps, 1986 Edition), to the extent available.

         (ii) LIBOR will be established by the Trustee on each LIBOR Determination Date as follows:

         (a) If on any LIBOR Determination Date two or more Reference Banks provide such offered quotations, LIBOR for the next Interest Accrual Period shall be the arithmetic mean of such offered quotations (rounded upwards if necessary to the nearest whole multiple of 1/32%).

         (b) If on any LIBOR Determination Date only one or none of the Reference Banks provides such offered quotations, LIBOR for the next Interest Accrual Period shall be whichever is the higher of (i) LIBOR as determined on the previous LIBOR Determination Date or (ii) the Reserve Interest Rate. The "Reserve Interest Rate" shall be the rate per annum which the Trustee determines to be either (i) the arithmetic mean (rounded upwards if necessary to the nearest whole multiple of 1/32%) of the one-month United States dollar lending rates that New York City banks selected by the Trustee are quoting, on the relevant LIBOR Determination Date, to the principal London offices of at least two of the Reference Banks to which such quotations are, in the opinion of the Trustee, being so made, or (ii) in the event that the Trustee can determine no such arithmetic mean, the lowest one-month United States dollar lending rate which New York City banks selected by the Trustee are quoting on such LIBOR Determination Date to leading European banks.

         (c) If on the first LIBOR Determination Date, the Trustee is required but is unable to determine the Reserve Interest Rate in the manner provided in paragraph (b) above, LIBOR shall be 5.387%. If on any subsequent LIBOR Determination Date, the Trustee is required but is unable to determine the Reserve Interest Rate in the manner provided in paragraph (b) above, LIBOR shall be LIBOR for the immediately preceding LIBOR Determination Date.

         (iii) Each Reference Bank shall (i) be a leading bank engaged in transactions in Eurodollar deposits in the international Eurocurrency market, (ii) not control, be controlled by, or be under common control with the Trustee, and (iii) have an established place of business in London. If any such Reference Bank should be unwilling or unable to act as such or if the Trustee should terminate the appointment of any such Reference Bank, the Trustee will promptly appoint another leading bank meeting the criteria specified above.

         (iv) The establishment of LIBOR on each LIBOR Determination Date by the Trustee and the Trustee's calculation of the rate of interest applicable to the Class A Bonds for the related Interest Accrual Period shall (in the absence of manifest error) be final and binding.

         "Margin": As to each Payment Date through and including the Initial Call Date, 0.18%; as to each Payment Date thereafter, 0.36%.

         "Maximum Bond Interest Rate Assumption": The lesser of (i) the Net WAC and (ii) 8.50%.

         "Mortgage Loan": As defined in the applicable Pooling and Administration Agreement.

         "Net Interest Shortfall": As to any Payment Date, the aggregate of interest shortfalls (net of any compensating payment made in respect thereof by the related Servicer) on the Conventional Certificates resulting from prepayments on the related Mortgage Loans or the application of the Soldiers and Sailors' Civil Relief Act of 1940, as amended. The aggregate of Net Interest Shortfalls for any Payment Date shall be allocated between the Class A and Class AX Bonds in proportion to the amount of such Accrued Bond Interest that would have accrued on such Bonds in absence of such Net Interest Shortfalls.

         "Net WAC": As to any Payment Date, the weighted average (by principal balance) of the interest rates of the Conventional Certificates for such date less the Trustee's Fee Rate.

         "Non-U.S. Person":  A Person other than a United States Person.

         "Offered Bond":  Any Class A Bond.

         "Payment Date": The twenty-fifth day of each month, or if such day is not a Business Day, the next succeeding Business Day, commencing in October 1998.

         "Permitted Transferee": As to a Residual Bond, a transferee of such Residual Bond that is not a Disqualified Organization and not a Non-U.S. Person and satisfies the requirements for a transferee of a Residual Bond under Section
2.15 of the Indenture.

         "Pledged Account":  The Collection Account and the Reserve Fund.

         "Pooling and Administration Agreement": Each Pooling and Administration Agreement pursuant to which a Conventional Certificate was issued.

         "Prepayment Assumption":  40% CPR.

         "Rating Agencies": As of the Closing Date, Standard & Poor's Rating Services, a division of the McGraw-Hill Companies, Inc. and Duff & Phelps Rating Co.

         "Record Date": With respect to any Payment Date, the close of business on the last Business Day of the month immediately preceding the month of such Payment Date.

         "REMIC": A "real estate mortgage investment conduit" as defined in
Section 860D of the Code.

         "Reserve Fund": The Eligible Account established and monitored pursuant to Section 12 hereof. The Reserve Fund shall in no event become an asset of the REMIC.

         "Reserve Fund Deficiency": As to any Payment Date the excess of (x) the Reserve Fund Requirement for such date over (y) the amount on deposit in the Reserve Fund on such date.

         "Reserve Fund Deposit": With respect to any Payment Date, an amount equal to the lesser of (x) the sum of the Reserve Fund Deficiency and Basis Risk Shortfall applicable to such Payment Date and (y) either, in the event that a Basis Risk Shortfall exists on such Payment Date, Accrued Bond Interest on the Class AX Bonds for such Payment Date or, in the event that a Reserve Fund Deficiency exists but a Basis Risk Shortfall does not exist on such Payment Date, 50% of the Accrued Bond Interest on the Class AX Bonds for such Payment Date.

         "Reserve Fund Requirement": As to any Payment Date, $5,000; provided, however, that if on any Payment Date the Net WAC for such date exceeds LIBOR plus the applicable Margin by less than 0.25%, the Reserve Fund Requirement for such date shall equal the product of 0.50% and the Class Current Principal Balance of the Class A Bonds for such date.

         "Residual Bonds":  Any of the Class R Bonds.

         "Residual Interest":  The Class R Bonds.

         "Restricted Bonds":  None.

         "Series 1998-3 Bonds": Each Class of Bonds set forth in Section 5 hereof.

         "Series 1998-3 REMIC":  The REMIC established hereby.

         "Special Payment Date":  As specified by Section 8 hereof.

         "Stated Maturity": With respect to a Class of Bonds, as specified in
Section 5.

         "Startup Day":  As defined in Section 18.

         "Substitute Mortgage Loan": As defined in the Pooling and Administration Agreement.

         "Transferor":  A transferor of a Residual Bond.

         "Trust Fund": As defined in applicable Pooling and Administration Agreement.

         "Trustee's Fee": As to any Payment Date, an amount equal to the product of (i) the aggregate Certificate Principal Balance and (ii) 1/12 the Trustee Fee Rate.

         "Trustee Fee Rate":  0.00385% per annum.

         "Underwriter": Greenwich Capital Markets, Inc.

         "United States Person": (i) a citizen or resident of the United States;
(ii) a corporation (or entity treated as a corporation for tax purposes) created or organized in the United States or under the laws of the United States or of any state thereof, including, for this purpose, the District of Columbia; (iii) a partnership (or entity treated as a partnership for tax purposes) organized in the United States or under the laws of the United States or of any state thereof, including, for this purpose, the District of Columbia (unless provided otherwise by future Treasury regulations); (iv) an estate whose income is includible in gross income for United States income tax purposes regardless of its source; or (v) a trust, if a court within the United States is able to exercise primary supervision over the administration of the trust and one or more U.S. Persons have authority to control all substantial decisions of the trust. Notwithstanding the last clause of the preceding sentence, to the extent provided in Treasury regulations, certain trusts in existence on August 20, 1996, and treated as U.S.
Persons prior to such date, may elect to continue to be U.S. Persons.

         SECTION (2)  DESIGNATION.

         The Series 1998-3 Bonds shall be designated generally as the Issuer's Collateralized Mortgage Obligations, Series 1998-3.

         SECTION (3) DATING OF SERIES 1998-3 BONDS; CALCULATION OF INTEREST ACCRUED.

         The Series 1998-3 Bonds that are authenticated and delivered by the Trustee to or upon the order of the Issuer on the Closing Date shall be dated the Closing Date. All other Series 1998-3 Bonds that are authenticated after the Closing Date for any other purpose under the Indenture shall be dated the date of their authentication.

         The Class A Bonds shall constitute the only Class of Book Entry Bonds.

         SECTION (4)  TRANSFER OF ERISA RESTRICTED BONDS.

         No transfer of an ERISA Restricted Bond in definitive form may be made except as provided in Section 2.15 of the Indenture.

         SECTION (5)  AGGREGATE PRINCIPAL AMOUNT; CLASSES.

         The aggregate principal amount of Series 1998-3 Bonds that may be authenticated and delivered under this Series 1998-3 Supplement shall be $345,831,963 except for Series 1998-3 Bonds authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Series 1998-3 Bonds pursuant to Sections 2.6, 2.7, 2.8 or 9.6 of the Indenture. Such aggregate principal amount shall be divided among the three Classes having the designations, original Class Current Principal Balances (or Class Notional Balances), Bond Interest Rates and Stated Maturities of their final installment of principal as follows:




                                              Approximate Initial         Stated Maturity
       Class                Bond                   Current                 (Payment Date
    Designation         Interest Rate          Principal Balance           Occurring In)
    -----------         -------------          -----------------           -------------
Class A Bonds                     (1)               $345,831,863           February, 2025
Class AX Bonds                    (2)                      (4)             February, 2025
Class R Bonds                     (3)                   $100.00            February, 2025


-------------------
(1)   Interest shall accrue on the Class A Bonds at the Class A Bond Interest
      Rate.

(2) Interest shall accrue on the Class AX Bonds at the Class AX Bond Interest Rate.

(3)   Interest shall accrue on the Class R Bonds at the Class A Bond Interest
      Rate.

(4) The Class AX Bonds are interest only bonds and are issued with an initial Class Notional Balance of $345,831,963.


         SECTION (6)  DENOMINATIONS OF SERIES 1998-3 BONDS.

         The Book Entry Bonds shall initially be evidenced by a single Bond representing the initial Class Current Principal as of the Closing Date. The Class A Bonds shall be issued in minimum denominations of $25,000 in principal balance in increments of $1 in excess thereof, and the Class AX Bonds shall be issued in certificated fully-registered form in minimum denominations of $100,000 in Class Notional Balance and, in each case, integral multiples of $1,000 in excess thereof. The Class R Bonds shall be issued as a single certificate in certificated fully-registered form, representing the entire interest Original Principal Amount thereof. Notwithstanding the foregoing, one Bond of each Class of Bonds, other than the Residual Bonds, may be issued in a different principal or notional balance. All of the Book Entry Bonds shall initially be registered on the Bond Register in the name of Cede & Co., the nominee of the Clearing Agency, and no Beneficial Owner thereof will receive a Definitive Bond representing such Beneficial Owner's interest in the Book Entry Bonds, except in the case of Individual Bond Certificates, and except in the event of Book Entry Termination.

         SECTION (7)  AUTHENTICATION OF SERIES 1998-3 BONDS.

         The Series 1998-3 Bonds may be authenticated by the Trustee at the Corporate Trust Office. There shall be no Authenticating Agent for the Series 1998-3 Bonds unless the appointment of an Authenticating Agent is required as a condition to the listing of the Series 1998-3 Bonds on any stock exchange.

         SECTION (8)  PAYMENT DATES.

         For purposes of the Indenture, the Interest Payment Dates and Principal Payment Dates for the Series 1998-3 Bonds are each a Payment Date. For purposes of the Indenture, the Special Payment Dates for the Series 1998-3 Bonds are the 25th day of any calendar month in which any Outstanding Series 1998-3 Bonds are Overdue Bonds.

         SECTION (9)  PLACES FOR PAYMENT OF PRINCIPAL OF SERIES 1998-3 BONDS;
            PAYMENTS ON BOOK ENTRY BONDS.

         (a) The final payment of principal in retirement of each Class A or Class R Bond, the final payment of interest in respect of a Class AX Bond, or the final payment of contingent interest, if any, in respect of a Class R Bond (or the Redemption Price of any such Series 1998-3 Bond called for redemption in full), shall be payable upon presentation and surrender thereof only at the office of the Trustee in the Borough of Manhattan, City and State of New York.

         (b) Each payment of principal of and interest on a Book Entry Bond shall be paid to the Clearing Agency, which shall credit the amount of such payments to the accounts of its Clearing Agency Participants in accordance with its normal procedures. Each Clearing Agency Participant shall be responsible for disbursing such payments to the Beneficial Owners of the Book Entry Bonds that it represents and to each indirect participating brokerage firm (a "brokerage firm" or "indirect participating firm") for which it acts as agent. Each brokerage firm shall be responsible for disbursing funds to the Beneficial Owners of the Book Entry Bonds that it represents. All such credits and disbursements are to be made by the Clearing Agency and the Clearing Agency Participants in accordance with the provisions of the Bonds. Neither the Trustee, the Bond Registrar nor the Issuer shall have any responsibility therefor except as otherwise provided by applicable law.

         SECTION (10)  PAYMENT ON THE BONDS BEFORE ACCELERATION; REPORTS TO
            BONDHOLDERS.

         (a) Before acceleration, if any, of the Bonds pursuant to Section 5.2 of the Indenture, the Trustee shall apply Available Funds on each Payment Date (after deducting the applicable Trustee's Fee for such Payment Date) to pay interest on and principal of the Bonds in the following priority and amounts:

         first, to each Class of Bonds, the Accrued Bond Interest thereon for such Payment Date; provided, however, that if on such Payment Date a Basis Risk Shortfall or Reserve Fund Deficiency exists, the amount otherwise payable to the Class AX Bonds pursuant to this clause shall be reduced by the Reserve Fund Deposit applicable to such Payment Date and such amount shall be deposited in the Reserve Fund pursuant to
         Section 12 hereof; and provided further that any shortfall in available amounts (other than as described in the preceding proviso) shall be allocated among such Classes in proportion to the amount of Accrued Bond Interest otherwise payable thereon; and provided further that amounts payable pursuant to this clause first shall be subject to
         Section 10 (c) hereof;

         second, to each Class of Bonds, any Accrued Bond Interest thereon remaining unpaid from previous Payment Dates, with any shortfall in available amounts being allocated among such Classes in proportion to the amount of such Accrued Bond Interest remaining unpaid for each such Class for such Payment Date; provided, however, that any such unpaid amounts with respect to the Class AX Bonds to the extent they represent amounts that would have been deposited in the Reserve Fund in respect of Basis Risk Shortfalls or Reserve Fund Deficiencies on previous Payment Dates shall not be payable to the Class AX Bonds but shall instead be deposited in the Reserve Fund; and provided further that amounts payable pursuant to this clause second shall be subject to Section 10(c) hereof;

         third, to the extent of distributions received on the Conventional Certificates attributable to principal, to the Class R Bonds in reduction of the Class Current Principal Balance thereof, until the Class Current Principal Balance thereof has been reduced to zero;

         fourth, to the extent of distributions received on the Conventional Certificates attributable to principal less amounts payable pursuant to clause third, to the Class A Bonds in reduction of the Class Current Principal Balance thereof, until the Class Current Principal Balance thereof has been reduced to zero, and fifth, any remaining amounts shall be distributed to the Class R Bonds.

         (b) As provided in Section 12 hereof, the Class A Bonds are subject to additional payments from the Reserve Fund on any Payment Date as to which a Basis Risk Shortfall exists for such Class of Bonds.

         (c) No Accrued Bond Interest shall be payable with respect to any Class of Bonds after the Payment Date on which the Current Class Principal Balance or Class Notional Balance thereof has been reduced to zero.

         (d) Payment of the above amounts to each Bondholder shall be made (i) by check mailed to each Bondholder entitled thereto at the address appearing in the Bond Register or (ii) upon receipt by the Trustee on or before the fifth Business Day preceding the Record Date of written instructions from a Bondholder holding Bonds representing an initial aggregate Current Principal Balance or Class Notional Balance of not less than $1,000,000 by wire transfer to a United States dollar account maintained by the payee at any United States depository institution with appropriate facilities for receiving such a wire transfer; provided, however, that the final payment in respect of each Class of Bonds shall be made as provided in Section 9(a).

         (e) Concurrently with each payment to Bondholders, the Trustee shall forward by first-class mail to each Bondholder, with a copy to the Issuer, the Underwriter and the Rating Agencies, a statement setting forth the following information, expressed with respect to clauses (i) and (v) of this Section 10(e) in the aggregate and with respect to an individual Bond representing an initial Current Principal Balance of $1,000, or in the case of a Class of Interest Only Bonds, a Class Notional Balance of $1,000 (in each case, an "Individual Bond" with respect to the applicable Class):

         (i) the Class Current Principal Balance (or Class Notional Balance in the case of a Class of Interest Only Bonds) of each Class of Bonds immediately prior to such Payment Date;

         (ii) the amount of the payment allocable to principal on the Class A and Class R Bonds;

         (iii) the aggregate amount of interest accrued at the related Bond Interest Rate with respect to each Class of interest-bearing Bonds during the related Interest Accrual Period;

         (iv) the Net Interest Shortfall and any other adjustments to interest at the related Bond Interest Rate necessary to account for any difference between interest accrued and aggregate interest paid with respect to each Class of interest-bearing Bonds;

         (v) the amount of the payment allocable to interest on each Class of Bonds;

         (vi) the Bond Interest Rate for each Class of interest-bearing Bonds with respect to such Payment Date;

         (vii) the Class Current Principal Balance (or Class Notional Balance in the case of a Class of Interest Only Bonds) of each Class of Bonds after such Payment Date;

         (viii) the amount of Scheduled Principal and Principal Prepayments, including but separately identifying the principal amount of Principal Prepayments, Insurance Proceeds, the purchase price in connection with the purchase of Mortgage Loans, cash deposits in connection with the substitutions of Mortgage Loans and Net Liquidation Proceeds) and the number and principal balance of Mortgage Loans purchased or substituted for during the relevant period and cumulatively since the Cut-off Date;

         (ix) the number of Mortgage Loans (excluding REO Property (as defined in the related Pooling and Administration Agreement)) remaining in all of the Trust Funds as of the end of the related Due Period;

         (x) information regarding any Mortgage Loan delinquencies as of the end of the related Due Period (as defined in the related Pooling and Administration Agreement), including the aggregate number, aggregate outstanding principal balance and aggregate Scheduled Principal Balance of Mortgage Loans delinquent one month, two months and three months or more;

         (xi) the number of Mortgage Loans in the foreclosure process as of the end of the related Due Period (as defined in the related Pooling and Administration Agreement) and the aggregate Outstanding Principal Balance of such Mortgage Loans;

         (xii) the number and aggregate Outstanding Principal Balance of all Mortgage Loans as to which the Mortgaged Properties were REO Properties as of the end of the related Due Period; and

         (xiii) the book value (the sum of (A) the outstanding principal balance of the Mortgage Loan, (B) accrued interest through the date of foreclosure and (C) foreclosure expenses) of any REO Property; provided, however, that in the event that such information is not available to the applicable Administrator and the Trustee on the Payment Date, such information shall be furnished promptly after it becomes available.

The information set forth above shall be calculated, or reported, as the case may be, by the Trustee based on data provided by the Administrators pursuant to
Section 6.02 of each Pooling and Administration Agreement upon which the Trustee may conclusively rely. The information furnished by the Administrators shall be sufficient for the Trustee to calculate any statement it is required to make. In addition to the information set forth in clauses (i) through (xiii) above, the statement to the Rating Agencies shall also include with respect to each Trust Fund underlying the Conventional Certificates, the aggregate outstanding principal balances of the Mortgage Loans in the related Mortgage Pool; the Mortgage Pool insurance policy and special hazard insurance policy coverage remaining for such Mortgage Pool; and cumulative losses. In addition, if so requested by a Rating Agency, the Trustee shall provide such Rating Agency with copies of the remittance reports with respect to each Trust Fund underlying the Conventional Certificates. Capitalized terms used in this Section 10(e) and not otherwise defined herein shall have the meaning ascribed to them in the applicable Pooling and Administration Agreement.

         (g) By April 30 of each year beginning in 1999, the Trustee will, if required by the Internal Revenue Code, furnish a report to each Holder of the Bonds of record at any time during the prior calendar year as to the aggregate of amounts reported pursuant to subclauses (e)(ii) and (e)(v) above with respect to the Bonds, plus information with respect to the amount of servicing compensation and such other customary information as the Administrators may determine to be necessary and/or to be required by the Internal Revenue Service or by a federal or state law or rules or regulations to enable such Holders to prepare their tax returns for such calendar year. Such obligations shall be deemed to have been satisfied to the extent that substantially comparable information shall be provided by the Trustee pursuant to the requirements of the Code.

         SECTION (11)  PAYMENT OF THE BONDS ON AND AFTER ACCELERATION.

         On each Payment Date, if the Bonds are declared due and payable pursuant to Section 5.2 of the Indenture, (i) Accrued Bond Interest on each Class of Bonds shall be paid pro rata in accordance with the amount of unpaid Accrued Bond Interest on each such Class of Bonds from Available Funds, and (ii) payments of principal on each outstanding Class A or Class R Bond shall be paid pro rata out of remaining Available Funds until the Class Current Principal Balance thereof has been reduced to zero.

         SECTION (12)  RESERVE FUND.

         On or prior to the Closing Date, the Trustee shall establish and thereafter maintain a segregated account held in trust for the benefit of Bondholders as herein provided. On or prior to the Closing Date, the Issuer shall make the Initial Deposit to the Reserve Fund. The Reserve Fund shall at all times be maintained as an Eligible Account. The Reserve Fund shall in no event constitute an asset of the REMIC and shall at all times (i) be maintained as an "outside reserve fund" pursuant to U.S. Treasury Regulation 1.860G-2(h); (ii) be owned for federal income tax purposes by the beneficial owners of the Class AX Bonds;
(iii) all amounts deposited in the Reserve Fund pursuant to Section 10 hereof shall be treated as a distribution to the Class AX Bondholders; and (iv) not elect to be treated as an association taxable as a corporation under Treasury Regulations Section 301.7701-3(a). Funds on deposit in the Reserve Fund shall be invested by the Trustee at the direction of the Issuer in Eligible Investments. Any investment earnings on such Eligible Investments on deposit in the Reserve Fund shall be released to the Bond Manager on each Payment Date as compensation for its services rendered under the Bond Management Agreement.

         On each Payment Date, the Trustee shall transfer for deposit to the Reserve Fund all amounts required to be so transferred pursuant to clauses first and second of Section10(a)(i). To the extent that a Basis Risk Shortfall exists on any Payment Date the Trustee shall withdraw from the Reserve Fund and pay such amount to the Class A Bonds on such Payment Date along with amounts otherwise payable pursuant to Section 10. In addition, if on any Payment Date amounts on deposit in the Reserve Fund exceed the Reserve Fund Requirement for such date, such excess shall be payable to the Class AX Bonds on such Payment Date along with amounts otherwise payable thereto pursuant to Section 10. Upon retirement of the Class A Bonds, any amounts on deposit to the Reserve Fund shall be paid to the Class AX Bonds.

         SECTION (13)  TRANSFER OF CERTIFICATES TO TRUSTEE; DEPOSITS TO
            COLLECTION ACCOUNT; PLEDGED ACCOUNTS.

         (a) The Conventional Certificates shall have been registered in the name of the Trustee or its Qualified Nominee by no later than the Closing Date pursuant to Section 2.12(f)(iii) of the Indenture. The Trustee shall have confirmed in writing on or prior to the Closing Date that it is holding such Conventional Certificates as Trustee.

         (b) A Qualified GIC shall not be granted to the Trustee with respect to the investment of funds in any Pledged Account for the Series 1998-3 Bonds.

         SECTION (14)  REQUIREMENTS FOR ISSUANCE OF SERIES 1998-3 BONDS.

         Except as to an executed counterpart of each Pooling and Administration Agreement, no additional items shall be required to be delivered to the Trustee pursuant to Sections 2.12(l) of the Indenture in connection with the issuance of the Series 1998-3 Bonds.

         SECTION (15)  CALCULATIONS WITH RESPECT TO UNDERLYING MORTGAGE LOANS.

         Calculations with respect to the Mortgage Loans underlying the Conventional Certificates granted as security for the Series 1998-3 Bonds shall be made on a mortgage loan-by-mortgage loan basis to the extent required to determine the amounts to be paid on the Bonds on each Payment Date.

         SECTION (16)  REDEMPTION.

         (a) The Series 1998-3 Bonds shall be subject to redemption in whole, but not in part, on any Payment Date on or after the Initial Call Date. Any such redemption of a Series 1998-3 Bond shall be effected at the Redemption Price therefor.

         (b) The Series 1998-3 Bonds shall also be subject to redemption in whole, but not in part, on each Payment Date on or after the date the Class Current Principal Balance of the Class A Bonds is less than 25% of the Original Principal Amount thereof. Any such redemption of a Series 1998-3 Bond shall be effected at the Redemption Price therefor.

         SECTION (17)  ACTIONS BY TRUSTEE AS HOLDER OF CONVENTIONAL
            CERTIFICATES.

         (a) With the consent of the Holders of Series 1998-3 Bonds representing not less than 66-2/3% of the aggregate principal balance of all Outstanding Series 1998-3 Bonds, by Act of said Holders delivered to the Issuer and the Trustee, the Issuer, when authorized by an Issuer Resolution, and the Trustee may take any action that by the terms of the applicable Pooling and Administration Agreement requires the consent of the holder of the Conventional Certificates, including but not limited to: (1) entering into any amendments to a Pooling and Administration Agreement; (2) removing or consenting to the removal of, and appointing or consenting to the appointment of, a successor Administrator; and (3) removing or consenting to the removal of, and appointing or consenting to the appointment of, the Person acting as trustee under such Pooling and Administration Agreement; provided, however, that no such action shall, without the consent of the Holder of each Outstanding Bond affected thereby:

                  (1) reduce the amount of, or delay the timing of, payments received on its related Trust Fund that are required to be distributed on any Conventional Certificate or change the repurchase price with respect thereto, change any place of payment where, or the coin or currency in which, any Conventional Certificate or any interest thereon is payable, or impair the right to institute suit for the enforcement of the payment of any installment of interest or principal due on any Conventional Certificate or adversely affect the tax consequences to any holder of a Conventional Certificate;

                  (2) change the requirement of the consent of the holders of the Conventional Certificate for any such action pursuant to such Pooling and Administration Agreement;

                  (3) modify any of the provisions of this Section, except to increase any percentage specified herein; or

                  (4) permit the creation of any lien ranking prior to or on a parity with the related Trust created by such Pooling and Administration Agreement with respect to any part of its related Trust Fund or terminate the related Trust created by such Pooling and Administration Agreement on any property at any time subject thereto or deprive the Holder of any Bond of the security afforded by the Conventional Certificate;

provided, however, that notwithstanding the foregoing provisions of this Section, Issuer and the Trustee may, without the consent of any Holder of any Series 1998-3 Bonds, consent to the release from or termination of a trust created by such Pooling and Administration Agreement with respect to any Mortgage Loan when such action by the Issuer and the Trustee is specifically authorized by any other provision of the Indenture, this Series 1998-3 Supplement or the Pooling and Servicing Agreement.

         The Trustee may in its discretion determine whether or not any Series 1998-3 Bonds would be affected by any proposed action and any such determination shall be conclusive upon the Holders of all Series 1998-3 Bonds, whether theretofore or thereafter authenticated and delivered hereunder. The Trustee shall not be liable for any such determination made in good faith.

         It shall not be necessary for any Act of Bondholders under this Section to approve the particular form of any written instrument proposed to effect such action, but it shall be sufficient if such Act shall approve the substance thereof.

         Promptly after the execution by the Issuer and the Trustee of any written instrument proposed to effect such action pursuant to this Section, the Issuer shall mail to the Holders of the Series 1998-3 Bonds to which such action relates a notice setting forth in general terms the substance of such action. Any failure of the Issuer to mail such notice, or any defect therein, shall not, however, in any way impair or affect the validity of any such action.

         (b) The Issuer hereby acknowledges and agrees that should the Person acting as trustee under a Pooling and Administration Agreement demand indemnity satisfactory to it as a condition precedent to taking any action requested by the Trustee, as holder of the Conventional Certificates, the Trustee hereunder shall have no duty or obligation to advance its own funds in fulfillment of such indemnity, but rather may request such indemnity from the Issuer or from the Holders of the Series 1998-3 Bonds.

         SECTION (18)  REMIC ADMINISTRATION.

         (a) The Issuer shall make an election to treat the Trust Estate, other than the Reserve Fund, the Initial Deposit and the Cap Agreement as a REMIC under the Code and, if necessary, under applicable state law. Such elections will be made on Forms 1066 or other appropriate federal tax or information return or any appropriate state return for the taxable year ending on the last day of the calendar year in which the Bonds are issued. The Class A Regular Interest and the Class AX Regular Interest shall be designated as the "regular interests" and the Class R Bonds shall be designated as the sole class of "residual interest". The Issuer shall not permit the creation of any "interests" in the Series 1998-3 REMIC (within the meaning of Section 860G of the Code) other than the interests described in the previous sentence. The Trustee and the Issuer shall account for payments made to the Class A Bonds under the Cap Agreement separately from the other distributions on the Class A Bonds. Each Holder of a Class A Bond shall be deemed to own an undivided beneficial ownership interest in two assets: (i) the Class A Regular Interest and (ii) the Cap Agreement. The Cap Agreement is not included as part of the Series 1998-3 REMIC. Each Holder of a Class AX Bond shall be deemed to own an undivided beneficial ownership in the Reserve Account for purposes of the REMIC Provisions. Notwithstanding the foregoing, if the aggregate initial schedule principal balance of the Mortgage Loans exceeds the initial Class Current Principal Balance of the Bonds, the Trustee shall issue to Capstead Mortgage Corporation an additional "regular interest" having such excess as its principal balance and having an interest rate equal to the Net WAC. Such regular interest shall be paid interest and principal after clause fourth in Section 10(a).

         (b) The Closing Date is hereby designated as the "startup day" of the Series 1998-3 REMIC within the meaning of Section 860G(a)(9) of the Code.

         (c) The Issuer shall pay out of its own funds, without any right of reimbursement from the Trust Estate, any and all expenses relating to any tax audit of the Series 1998-3 REMIC (including, but not limited to, any professional fees or any administrative or judicial proceedings with respect thereto that involved the Internal Revenue Service or state tax authorities), other than the expense of obtaining any tax related Opinion of Counsel not obtained in connection with such an audit and other than taxes. The Holder of the Class R Bonds shall be the tax matters person of the Series 1998-3 REMIC, in the manner provided under Treasury Regulations Section 1.860F-4(d) and Treasury Regulations Section 301.6231(a)(7)-1 and the Issuer is hereby irrevocably designated and shall serve as attorney-in-fact and agent for any such Persons that are tax matters persons. The Issuer, as designated by the tax matters person, shall (i) act on behalf of the Series 1998-3 REMIC in relation to any tax matter or controversy involving such Series 1998-3 REMIC and (ii) represent the REMIC in any administrative or judicial proceeding relating to an examination or audit by any governmental taxing authority with respect thereto.

         (d) The Issuer shall prepare or cause to be prepared, sign and file all of the tax returns in respect of the Series 1998-3 REMIC, other than tax returns required to be filed by a Administrator pursuant to a Pooling and Administration Agreement. The expenses of preparing and filing such returns shall be borne by the Issuer without any right of reimbursement therefor. The Issuer shall cause the first federal income tax return of the Series 1998-3 REMIC to include the information required by Treasury Regulation Section 1.860D-1(d)(2) and Treasury Regulation Section 1.860F-4(b)(2).

         (e) The Issuer shall perform on behalf of the Trust Estate all reporting and other tax compliance duties that are the responsibility of the Trust Estate under the Code, REMIC Provisions or other compliance guidance issued by the Internal Revenue Service or any state or local taxing authority, except as provided in Section 10(g). Among its other duties, as required by the Code, the REMIC Provisions or other such compliance guidance, the Issuer shall provide (i) to any Transferor of a Residual Bond such information as is necessary for the application of any tax relating to the transfer of a Class R Bond to any Person who is not a Permitted Transferee, (ii) to Bondholders such information or reports as are required by the Code or the REMIC Provisions including reports relating to interest, original issue discount and market discount or premium (using the Prepayment Assumption) and (iii) to the Internal Revenue Service the name, title, address and telephone number of the person who will serve as the representative of the Series 1998-3 REMIC. The Prepayment Assumption for the purposes of Section 4.3(b)(iv) of the Indenture is the Prepayment Assumption as defined in Section 1 hereof.

         (f) The Issuer shall take such action and shall cause the Series 1998-3 REMIC created hereunder to take such action as shall be necessary to create or maintain the status of the

Series 1998-3 REMIC as a REMIC under the REMIC Provisions. The Issuer shall not take any action, cause the Series 1998-3 REMIC to take any action or fail to take (or fail to cause to be taken) any action that, under the REMIC Provisions, if taken or not taken, as the case may be, could (i) endanger the status of the Series 1998-3 REMIC as a REMIC or (ii) result in the imposition of a tax upon the Series 1998-3 REMIC (including but not limited to the tax on prohibited transactions as defined in Section 860F(a)(2) of the Code and the tax on contributions to a REMIC set forth in Section 860G(d) of the Code) (either such event, an "Adverse REMIC Event") unless the Issuer has received an Opinion of Counsel (at the expense of the party seeking to take such action but in no event shall such Opinion of Counsel be an expense of the Issuer) to the effect that the contemplated action will not, with respect to the Series 1998-3 REMIC created hereunder, endanger such status or result in the imposition of such a tax. The Issuer shall cause the Administrators not to take or fail to take any action (whether or not authorized hereunder) as to which the Issuer has received an Opinion of Counsel (which such Opinion of Counsel shall not be an expense of the Issuer) to the effect that an Adverse REMIC Event could occur with respect to such action. At all times as may be required by the Code, the Issuer will take no action, nor permit any such action, that it knows will cause substantially all of the assets of the Series 1998-3 REMIC to not consist of "qualified mortgages" as defined in Section 860G(a)(3) of the Code or "permitted investments" as defined in Section 860G(a)(5) of the Code.

         (g) In the event that any tax is imposed on a "prohibited transaction" of the Series 1998-3 REMIC created hereunder as defined in Section 860F(a)(2) of the Code, on "net income from foreclosure property" of the Series 1998-3 REMIC as defined in Section 860G(c) of the Code, on any contributions to the REMIC after the Startup Day therefor pursuant to Section 860G(d) of the Code, or any other tax is imposed by the Code or any applicable provisions of state or local tax laws, such tax shall be charged (i) to the Issuer pursuant to Section 18(m) hereof, if such tax arises out of or results from a breach by the Issuer of any of its obligations hereunder, (ii) to the applicable Administrator pursuant to the Pooling and Administration Agreement, if such tax arises out of or results from a breach by such Administrator of any of its obligations under the applicable Pooling and Administration Agreements, (iii) to the Trustee, if such tax arises out of the malfeasance or gross negligence of the Trustee, or otherwise (iv) from Available Funds.

         (h) On or before April 15 of each calendar year, commencing April 15, 1999, the Issuer shall deliver to each Administrator and each Rating Agency a certificate from an officer of the Issuer stating the Issuer's compliance with this Section 18.

         (i) The Issuer shall, for federal income tax purposes, maintain books and records with respect to the Series 1998-3 REMIC on a calendar year and on an accrual basis.

         (j) The Issuer shall not permit the acquisition of any assets by the Series 1998-3 REMIC unless it shall have received an Opinion of Counsel (which such Opinion of Counsel shall not be an expense of the Issuer) to the effect that the inclusion of such assets in such Series 1998-3 REMIC will not cause the Series 1998-3 REMIC to fail to qualify as a REMIC at any time that any Bonds are outstanding or subject the Series 1998-3 REMIC to any tax under the REMIC Provisions or other applicable provisions of federal, state and local law or ordinances.

         (k) The Issuer shall not enter into any arrangement by which the Series 1998-3 REMIC will receive a fee or other compensation for services nor permit such Series 1998-3 REMIC to receive any income from assets other than "qualified mortgages" as defined in Section 860G(a)(3) of the Code or "permitted investments" as defined in Section 860G(a)(5) of the Code.

         (l) Solely for purposes of satisfying Section 1.860G-1(a)(4)(iii) of the Treasury Regulations, the "latest possible maturity date" of each regular interest in the Series 1998-3 REMIC would be reduced to zero is the Payment Date occurring in April 25, 2027.

         (m) The obligations of the Issuer under this Section 18 may be performed for the Issuer by the Bond Manager in accordance with the provisions of the Bond Management Agreement.

         SECTION (19)  FORM OF SERIES 1998-3 BONDS; MATTERS RELATING TO BOOK
            ENTRY BONDS.

         (a) The Series 1998-3 Bonds shall be in the respective forms attached hereto as Exhibits A-1 through A-3. If the Series 1998-3 Bonds are listed on any stock exchange at any time after the Closing Date, then the Issuer shall, if required as a condition to such listing, prepare and deliver to the Trustee Series 1998-3 Bonds in substantially the same form as the Series 1998-3 Bonds issued on the Closing Date, but with such other additional features and such modifications, if any, as shall be deemed by the Issuer to be necessary or appropriate in order to comply with the requirements of such stock exchange for the listing of the Series 1998-3 Bonds on such exchange. Series 1998-3 Bonds in the form issued on the Closing Date shall thereafter be exchangeable for Series 1998-3 Bonds in such revised form to the same extent as temporary Bonds are exchangeable for definitive Bonds pursuant to Section 2.6 of the Indenture. The Issuer shall also include in the Series 1998-3 Bonds of any Class any information required to be set forth therein pursuant to the Code and applicable regulations thereunder.

         (b) The Clearing Agency, the Issuer and the Trustee have entered or will enter into the Letter Agreements. The Book Entry Bonds will be issued and registered in the form of a single typewritten bond certificate to be delivered to the Clearing Agency by the Issuer substantially in the respective forms for each such Class of Bonds attached as exhibits hereto. Such Bond certificates shall be initially registered on the Bond Register in the name of the nominee of such Clearing Agency and no Beneficial Owner will receive a certificate representing its interests in any Class A Bond except in the case of Individual Bond Certificates as provided herein and except in the event that the Trustee issues Definitive Bonds, as provided in Section 2.14 of the Indenture.

         (c) Prior to Book Entry Termination, except for Individual Bond Certificates, each Class A Bond will remain registered in the name of the Clearing Agency or its nominee and at all times: (i) registration of such Bonds may not be transferred by the Trustee or the Bond Registrar except to another Clearing Agency; (ii) ownership and transfers of registration of such Bonds on the books of the Clearing Agency shall be governed by applicable rules established by the Clearing Agency; (iii) the Clearing Agency may collect its usual and customary fees, charges and expenses from its Clearing Agency Participants; (iv) the Trustee shall deal with the Clearing Agency, Clearing Agency Participants and indirect participating firms as representatives of the Beneficial Owners of the Class A Bonds for purposes of exercising the rights of Holders under the Indenture, and requests and directions for and votes of such representatives shall not be deemed to be inconsistent if they are made with respect to different Beneficial Owners; and (v) the Trustee may rely and shall be fully protected in relying upon information furnished by the Clearing Agency with respect to its Clearing Agency Participants and furnished by the Clearing Agency Participants with respect to indirect participating firms and their direct or indirect Beneficial Owners.

         (d) After Book Entry Termination, Definitive Bonds shall, after execution and delivery of a supplemental indenture containing any provisions, which in the opinion of the Issuer are necessary for such purpose, be issued to the Beneficial Owners of the Class A Bonds outstanding at the time of such Book Entry Termination and such Bonds shall no longer be "Book Entry Bonds."

         SECTION (20)  THE ADMINISTRATORS AND THE TRUSTEE.

         The Administrators, pursuant to each Pooling and Administration Agreement, will provide the Certificate Trustee who will provide the Trustee with certain information concerning the Mortgage Loans underlying the Conventional Certificates. The Trustee shall not be required to recompute, verify or recalculate the information supplied to it by the Issuer or any Administrator and may conclusively rely and shall be protected in relying on the accuracy of all such information in performing its duties and responsibilities hereunder.

         SECTION (21)  SUPPLEMENTS, MODIFICATIONS AND RATIFICATIONS OF
            INDENTURE.

         (a) The Trustee will be required to mail, in each year when required by the TIA, to all Bondholders a brief report relating to its eligibility and qualifications to continue as the Trustee under the Indenture, any amounts advanced by it under the Indenture, the amount, interest rate and maturity date of certain indebtedness owing by the Issuer to it in the Trustee's commercial capacity, the property and funds physically held by the Trustee as such, any release or substitution of property subject to the lien of the Indenture which has not been previously reported, any additional Series of Bonds not previously reported and any action taken by the Trustee which materially affects the Series 1998-3 Bonds and which has not been previously reported.

         (b) Section 1.1 of the Indenture is hereby amended to restate subsection (x) of the definition of "Eligible Investments" as follows:

             (x) any other demand, money market or time deposit obligation, security or investment which is acceptable to each of the Rating Agencies as confirmed in writing by each such Rating Agency.

         (c) For purposes hereof, references in the Indenture to the "Imputed Principal Balance" of a Bond shall refer to its Current Principal Amount or Notional Amount, as applicable.

         (d) The Indenture as modified and supplemented by this Series 1998-3 Supplement with respect to the Series 1998-3 Bonds (but which modification and supplement shall not apply to any other Series of Bonds unless otherwise specified in the related Series Supplement) is in all respects ratified and confirmed, and the Indenture as so modified and supplemented by this Series 1998-3 Supplement shall be read, taken and construed as one and the same instrument.

         (e) For purposes of determining whether an "Event of Default" under the Indenture has occurred, the Stated Maturity Date of each Class of Bonds shall be deemed to be the Payment Date occurring in February, 2025.

         (f) In lieu of delivering reports to Bondholders pursuant to Section
8.7 of the Indenture, the Trustee shall deliver the reports pursuant to Section 10(g) hereof.

         Notwithstanding any provisions of the Indenture, an Event of Default shall not occur in respect of the Class AX Bonds to the extent that amounts in respect of interest otherwise payable thereto have been reduced pursuant to
Section 10(b) hereof or as a result of the occurrence of a Basis Risk Shortfall.

         SECTION (22)  CERTAIN MATTERS REGARDING REGISTRATION OF TRANSFER AND
            EXCHANGE OF BONDS.

         (a) Subject to Section 19(b) and upon the satisfaction of the applicable conditions set forth below, upon surrender for registration of transfer of any Bond at any office or agency of the Trustee maintained for such purpose, the Trustee shall sign, countersign and shall deliver, in the name of the designated transferee or transferees, a new Bond of a like Class and aggregate Current Principal Balance or Class Notional Balance, as applicable, but bearing a different number.

         (b) By acceptance of an Individual Bond Certificate, each holder of such an Individual Bond Certificate acknowledges the restrictions on the transfer of such Bond set forth in the applicable legends on the face thereof and agrees that it will transfer such a Bond only as provided herein.

         (c) Any Person acquiring a ERISA Restricted Bond (i) shall be required to provide written certification to the Trustee that such Person is not a Plan, a Person acting on behalf of a Plan or a Person using the assets of a Plan (each, a "Plan Investor"), or, in the case of an insurance company, is either not a Plan Investor or is eligible for an exemption from the applicable prohibited transaction provisions of ERISA and the Code, or (ii) shall have delivered to the Trustee an opinion of counsel satisfactory to the Trustee and the Issuer to the effect that the purchase and holding of such Bonds will not constitute or result in a prohibited transaction under ERISA or the Code and will not (a) cause the assets of the Trust Estate to be treated as "plan assets" within the meaning of Department of Labor regulations set forth in 29 C.F.R. ss. 2510.3-101, (b) give rise to any fiduciary duty under ERISA on the part of the Issuer, the Administrators, the Certificate Trustee, the Trustee or their respective affiliates or (c) be treated as, or result in, a prohibited transaction under Sections 406 or 407 of ERISA or Section 4975 of the Code.

         SECTION (23)  BOND MANAGER ON BEHALF OR ISSUER.

         Any payment required to be made or any action required to be taken by the Issuer under the Indenture may be undertaken by the Bond Manager, on behalf of the Issuer, to the extent permitted under the Bond Management Agreement. The Trustee may rely on instructions from the Bond Manager as being so permitted under the Bond Management Agreement.

         SECTION (24)  INVESTMENT OF FUNDS IN THE COLLECTION ACCOUNT;
            INAPPLICABILITY OF SECTION 6.10(f).

         (a) Notwithstanding anything to the contrary in Section 8.2 of the Indenture any investment earnings derived from the investment of amounts on deposit in the Collection Account in Eligible Investments shall be released by the Trustee and paid to the Bond Manager on each Payment Date as compensation for its services rendered under the Bond Management Agreement.

         (b) Section 6.10(f) of the Indenture shall not apply to this Series 1998-3 Supplement.

         SECTION (25)  COUNTERPARTS.

         This Series 1998-3 Supplement may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all of such counterparts shall together constitute but one and the same instrument.

         SECTION (26)  GOVERNING LAW.

         AS PROVIDED IN SECTION 11.13 OF THE INDENTURE, THIS SERIES SUPPLEMENT AND EACH SERIES 1998-3 BOND ISSUED HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED THEREIN.

         SECTION (27)  NOTICES.

         (a) All demands, notices and communications hereunder shall be in writing and shall be deemed to have been duly given if delivered personally or by telecopy or mailed by registered mail, postage prepaid, to (a) in the case of the Issuer, 2711 North Haskell Avenue, Suite 1000, Dallas, Texas 75204,
Attention: Andrew F. Jacobs, Telecopy No. (214) 874-2599, Confirmation No. (214) 874-2501, and (b) in the case of the Trustee, 601 Travis, Houston, Texas 77002, Attention 10 CTH 382 Corporate Trust Department or such other address or telecopy number as may hereafter be furnished by any of the parties hereto, in writing, to the other parties hereto. Unless otherwise specified herein, any notice required or permitted to be mailed to a Bondholder shall be given by registered mail, postage prepaid, at the address of such Holder as shown. Any notice so mailed within the time prescribed herein shall be conclusively presumed to have been duly given, whether or not the Bondholder receives such notice.

         (b) The Trustee shall as soon as practicable notify the Rating Agencies in writing of the following circumstances:

         (i) any amendment to the Indenture or this supplement pursuant to
         Section 9.1 or 9.2 of the Indenture, in which case the Trustee shall accompany such notice with a copy of the executed supplemental indenture effecting such amendment;

         (ii) the occurrence of an Event of Default and the action, if any, taken as a consequence thereof;

         (iii) the resignation or removal of the Trustee and the appointment of any successor Trustee;

         (iv)  the final Payment Date on the Bonds; and

         (v)   each Payment Date Statement.

The Issuer shall, as soon as practicable, notify the Rating Agencies of the appointment of any successor Trustee pursuant to Section 6.10 of the Indenture in the event that the resigning or removed Trustee is unable so to do. All notices to the Rating Agencies under this Section 25 shall be deemed to have been duly given if mailed by registered mail, postage prepaid, or express courier service, to (a) in the case of Standard & Poor's Rating Services, 26 Broadway, New York, New York 10004, Attention: Mortgage Surveillance Group, and
(b) in the case of DCR, Duff & Phelps Credit Rating Co., 55 East Monroe Street, Chicago, Illinois 60603, Attention: RMBS: Capstead 1998-3, c/o Michelle-Lyn Russell. Failure to give any notice as required by this clause (b) of Section 25 shall not constitute a breach hereof by any party hereto.

                                    * * * * *

         IN WITNESS WHEREOF, the Issuer and the Trustee have caused this Series 1998-3 Supplement to be duly executed by their respective officers thereunto duly authorized and duly attested in the case of the Issuer to be hereunto affixed all as of the day and year first above written.

                                  CAPSTEAD SECURITIES CORPORATION IV



                                  By: /s/ WADE WALKER
                                     -----------------------------------------
                                     Wade Walker
                                     Vice President - Asset and
                                        Liability Management


Attest: /s/ DAVID BARBOUR
       -------------------------
        David Barbour
        Assistant Secretary


                                  CHASE BANK OF TEXAS, NATIONAL ASSOCIATION, as Trustee



                                  By: /s/ PATTY LOGAN
                                     -----------------------------------------
                                     Patty Logan
                                     Vice President


















                  [SIGNATURE PAGE FOR SERIES 1998-3 SUPPLEMENT]

STATE OF TEXAS             )
                           )       :ss.:
COUNTY OF DALLAS           )


         On the 29th day of September, 1998, before me personally came WADE WALKER, to me known, who, being by me duly sworn, did depose and say that he resides at Dallas, Texas; that he is the Vice President--Asset and Liability Management of CAPSTEAD SECURITIES CORPORATION IV, the corporation that executed the above instrument as Issuer; and that he signed his name thereto by order of the Board of Directors of said corporation.

         IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.



[NOTARY SEAL]                     /s/ JANA INMAN
                                  --------------------------------------------
                                   Notary Public



STATE OF TEXAS             )
                           )       :ss.:
COUNTY OF TRAVIS           )

         On the 29th day of September, 1998, before me personally came Patty Logan, to me known, who, being by me duly sworn did depose and say that he/she resides at Houston, Tx; that he/she is Vice President of CHASE BANK OF TEXAS, NATIONAL ASSOCIATION, the national bank described in and that executed the above instrument as Trustee; and that he/she signed his/her name thereto by order of the Board of Directors of said national bank.

         IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.



[NOTARY SEAL]                     /s/ ROBIN DEVELLIS
                                  --------------------------------------------
                                   Notary Public

                                   SCHEDULE A

                   List of Certificates by Series Designation

Series 1991-VI                                    Series 1994UA-10
Series 1991-VII                                   Series 1994UA-12
Series 1992-V                                     Series 1994UA-14
Series 1992-VI                                    Series 1994UA-15
Series 1992-VII                                   Series 1994UA-16
Series 1992-VIII                                  Series 1994GA-1
Series 1992-IX                                    Series 1994GA-4
Series 1992-X                                     Series 1994GA-7
Series 1992-XIV                                   Series 1994GA-10
Series 1991B-10                                   Series 1994GA-11
Series 1991E-4                                    Series 1994GA-12
Series 1992PA-1
Series 1992PA-6
Series 1992PA-7
Series 1992PA-10
Series 1992PA-11
Series 1992PA-12
Series 1992PA-13
Series 1992PA-14
Series 1992PA-15
Series 1992GA-2
Series 1992GA-7
Series 1992GA-12
Series 1992GA-18
Series 1992GA-19
Series 1992GA-27
Series 1992GA-28
Series 1992GA-32
Series 1992GA-36
Series 1992GA-37
Series 1992GA-41
Series 1993PA-2
Series 1993PA-7
Series 1993PA-13
Series 1993PA-14
Series 1993PA-22
Series 1993PA-23
Series 1994UA-1
Series 1994UA-3
Series 1994UA-5
Series 1994UA-6
Series 1994UA-8

                                              Series 1998-3, Class A/Face Page 1



                                   EXHIBIT A-1

         UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUIRED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC) ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

         THIS BOND IS A REGULAR INTEREST IN A REMIC. PRINCIPAL OF THIS BOND IS PAYABLE IN INSTALLMENTS AS SET FORTH HEREIN. ACCORDINGLY, THE
OUTSTANDING PRINCIPAL OF THIS BOND AT ANY TIME MAY BE LESS THAN THE
AMOUNT SHOWN ON THE FACE HEREOF.

         THIS BOND IS A NON-RECOURSE OBLIGATION OF THE ISSUER, AND IS LIMITED IN RIGHT OF PAYMENT TO AMOUNTS AVAILABLE FROM THE TRUST ESTATE AS PROVIDED IN THE INDENTURE REFERRED TO ON THE REVERSE HEREOF, AND THE ISSUER IS NOT OTHERWISE LIABLE FOR PAYMENTS ON THIS BOND.

         REGISTRATION OF ANY TRANSFER OF OWNERSHIP OF THIS BOND MAY BE MADE ONLY IN WHOLE AND ONLY TO AN ENTITY THAT IS A "CLEARING CORPORATION" AS DEFINED IN
SECTION 8-102(3) OF THE UNIFORM COMMERCIAL CODE AS IN EFFECT IN THE STATE OF NEW YORK.


                       CAPSTEAD SECURITIES CORPORATION IV
               COLLATERALIZED MORTGAGE OBLIGATIONS, SERIES 1998-3
                                     CLASS A
                             DUE: February 25, 2025
                         ACCRUAL DATE: September 1, 1998
                         ISSUE DATE: September 29, 1998

$_________________                                          CUSIP NO. 14067L GD0
                                                        CERTIFICATE NUMBER _____

         CAPSTEAD SECURITIES CORPORATION IV, a corporation duly organized and existing under the laws of the State of Delaware (herein referred to as the "Issuer"), for value received hereby promises to pay to CEDE & CO. or registered assigns, the principal sum of _________________

                                              Series 1998-3, Class A/Face Page 2



_______________________________ ($________________) in monthly installments on the twenty-fifth day of each month (each a "Payment Date"), commencing in October 1998 and ending on or before February 25, 2025 (the "Stated Maturity" of such final installment of principal), each such installment to be in the amount of this Bond's entitlement from amounts payable to the Class A Bonds on the related Payment Date, and (subject as provided below) to pay interest (computed on the basis of a 360-day year of twelve 30-day months) on each Payment Date in an amount equal to this Bond's share of the interest payable to the Class A Bonds on the Class Current Principal Balance thereof immediately prior to such Payment Date, calculated over the related Interest Accrual Period at a per annum rate equal to one month LIBOR (determined in respect of such Payment Date pursuant to the Series 1998-3 Series Supplement) plus a Margin of 0.18 per cent on each Payment Date prior to and on the Initial Call Date, and 0.36 per cent on each subsequent Payment Date, but in no event greater than the lesser of (x) the weighted average (by principal balance) of the interest rates of the Conventional Certificates for such Payment Date less the Trustee's Fee Rate and
(y) 8.50 per cent, plus this Bond's share of any Basis Risk Shortfalls deducted from interest otherwise payable on the Class AX Bonds on such Payment Date in accordance with the terms of the Series 1998-3 Supplement.

         Capitalized terms used in this Bond shall bear the same meaning as ascribed thereto in the Series 1998-3 Supplement referred to on the reverse hereof.

         This Bond is a non-recourse obligation of the Issuer. Principal of and interest on this Bond are due and payable out of Available Funds on each Payment Date as described in the Series 1998-3 Supplement. No amounts shall be due or payable from the Issuer on any Payment Date except out of Available Funds, as described more fully on the reverse hereof.

         The principal of, and interest on, this Bond are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. All payments made by the Issuer with respect to this Bond shall be applied as set forth in the Series 1998-3 Supplement. No interest shall accrue or be payable on any installment of principal or interest which is not paid when and as due, except as provided in the Series 1998-3 Supplement and the Indenture referred to on the reverse hereof.

         Unless the certificate of authentication hereon has been executed by the Trustee by manual signature, this Bond shall not be entitled to any benefit under the Indenture, or be valid or obligatory for any purpose.

                                              Series 1998-3, Class A/Face Page 3



         IN WITNESS WHEREOF, Capstead Securities Corporation IV has caused this instrument to be duly executed under its corporate seal.

Dated:                                 CAPSTEAD SECURITIES CORPORATION IV
      ------------------------


                                       By:
                                          --------------------------------------
                                       Name:
                                            ------------------------------------
                                       Title:
                                             -----------------------------------


Attest:



-----------------------------------
Name:
     ------------------------------
Title:
      -----------------------------



                          CERTIFICATE OF AUTHENTICATION

This is one of the Bonds referred to in the within-mentioned Indenture.

CHASE BANK OF TEXAS, NATIONAL
ASSOCIATION, as Trustee



By:
   -----------------------------------------------------------------------------
       Authorized Signatory

                                                    Series 1998-3 Reverse Page 1



         This Bond is one of a duly authorized issue of non-recourse Bonds of the Issuer, designated as its Collateralized Mortgage Obligations (herein called the "Bonds"), issued and to be issued in one or more Series, each of which Series is issuable in one or more Classes, and this Bond is one of the Series of Bonds designated as the Issuer's Collateralized Mortgage Obligations, Series 1998-3 (herein called the "Series 1998-3 Bonds"). The Series 1998-3 Bonds comprise the following Classes: the Class A, Class AX and Class R Bonds, all issued or to be issued under the Issuer's Indenture dated as of September 1, 1998, as amended (herein called the "Indenture"), to which Indenture and all indentures supplemental thereto, including the Series 1998-3 Supplement dated as of September 1, 1998 (the "Series 1998-3 Supplement"), between the Issuer and Chase Bank of Texas, National Association (the "Trustee", which term includes any successor Trustee under the Indenture), which authorized the Series 1998-3 Bonds, reference is hereby made for a statement of the respective rights thereunder of the Issuer, the Trustee and the Holders of the Bonds of each particular Series and Class thereof and the terms upon which the Bonds of each Series and Class are, and are to be, authenticated and delivered.

         All terms used in this Bond which are defined in the Indenture or the Series 1998-3 Supplement shall have the meanings assigned to them in the Indenture or the Series 1998-3 Supplement, as applicable.

         This Bond does not purport to summarize the Indenture or the Series 1998-3 Supplement and reference should be made to the Indenture and the Series 1998-3 Supplement for the interests, rights and limitations of rights, benefits, obligations and duties of the Holders of the Series 1998-3 Bonds thereunder, and the rights, duties and immunities of the Trustee.

         As provided in the Indenture, the Bonds are issuable in Series and Classes within each such Series which may vary as provided or permitted in the Indenture. Bonds of a Series and each Class within such Series are equally and ratably secured by the collateral pledged as security therefor to the extent provided by the Series Supplement authorizing such Series, and the Holders of Bonds of one Series have no rights with respect to any of the collateral pledged as security for any other Series.

         Payments of principal or interest, if any, on the Bonds will be made on each Payment Date, commencing in October 1998, out of Available Funds on such Payment Date in the manner and in accordance with the priorities for the Series 1998-3 Bonds provided in the Series 1998-3 Supplement.

         Subject to the provision for allocation of losses as provided in the Indenture and the sufficiency of Available Funds on such date, the entire unpaid principal amount of each Class of Series 1998-3 Bonds, other than the Class AX Bonds, which are interest-only Bonds on which no principal will be payable, shall be due and payable, if not then previously paid, on the Stated Maturity of such Class.

                                                    Series 1998-3 Reverse Page 2



         The Bonds are non-recourse obligations of the Issuer, as described in the Indenture. The Issuer shall not be liable upon the indebtedness evidenced by the Bonds except to the extent of all of the Trust Estate which constitutes security for the payment of the Bonds. All payments of principal of and interest on the Bonds shall be made only from Available Funds on each Payment Date and the Trust Estate Granted as security for the Bonds. Each Holder hereof, by its acceptance of this Bond, agrees that it will have recourse solely against such Trust Estate for payments on the Bonds and that (i) the Issuer shall not otherwise be liable for any amounts payable under the Bonds and (ii) neither the Issuer nor any of its agents, officers, directors, employees or successors or assigns shall be liable for any amounts payable, or performance due, under this Bond or the Indenture (except for amounts payable solely from such Trust Estate).

         If an Event of Default shall occur and be continuing with respect to the Series 1998-3 Bonds, the Series 1998-3 Bonds may become or be declared due and payable in the manner and with the effect provided in the Indenture and the Series 1998-3 Supplement. Following the acceleration of the maturity of the Series 1998-3 Bonds, all amounts collected as proceeds of the collateral securing the Series 1998-3 Bonds or otherwise will be applied as described in the Series 1998-3 Supplement and the Indenture. Neither (a) the allocation of any Net Interest Shortfall or Basis Risk Shortfall to any Class of Bonds, nor
(b) the failure to pay the full amount of any principal entitlement or Accrued Bond Interest or any unpaid Accrued Bond Interest on any Payment Date by reason of the insufficiency of Available Funds on such Payment Date, shall constitute an Event of Default on any Class of the Bonds.

         An Event of Default with respect to the Bonds of any other Series issued under the Indenture, including any failure to make any payment of principal or interest with respect thereto when and as due, will not be an Event of Default with respect to Series 1998-3 Bonds.

         The Series 1998-3 Bonds are not prepayable or redeemable at the option or direction of the Issuer except that the Series 1998-3 Bonds are subject to redemption in whole, but not in part, at the option of the Issuer on any Payment Date on or after the earlier of: (i) the Payment Date occurring in March 2001 or
(ii) each Payment Date on or after the date on which the Class Current Principal Balance of the Class A Bonds is less than 25% of the Original Principal Amount thereof. Any such redemption at the option of the Issuer shall be at a price equal to 100% of the unpaid aggregate Class Current Principal Balance of the Series 1998-3 Bonds so redeemed, plus accrued and unpaid interest through the last day of the month preceding the month in which such optional redemption occurs.

         As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Bond may be registered on the Bond Register of the Issuer, upon surrender of this Bond for registration of transfer at the office or agency designated by the Issuer pursuant to the Indenture, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Trustee duly executed by the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Series 1998-3 Bonds of the same Class, of authorized denominations and in the same aggregate initial principal amount, will be issued to the designated transferee or transferees.

                                                    Series 1998-3 Reverse Page 3



         Prior to the due presentment for registration of transfer of this Bond, the Issuer, the Trustee and any agent of the Issuer or the Trustee may treat the Person in whose name this Bond is registered (i) on any Record Date, for purposes of making payments, and (ii) on any other date for any other purpose, as the owner hereof, whether or not this Bond be overdue, and neither the Issuer, the Trustee nor any such agent shall be affected by notice to the contrary.

         The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Issuer and the rights of the Holders of the Bonds under the Indenture at any time by the Issuer with the consent of the Holders of Bonds representing two-thirds of the Aggregate Current Principal Amount of all Bonds at the time Outstanding, in case Outstanding Bonds of all Series are to be affected, or with the consent of the Holders of two-thirds of the Aggregate Class Current Principal Balance of all the Bonds at the time Outstanding of each Series to be affected, in case one or more, but less than all, of the Series of Bonds then Outstanding are to be affected. The Indenture also contains provisions permitting the Holders of Bonds representing specified percentages of the Aggregate Current Principal Amount of the Bonds of a Series at the time Outstanding on behalf of the Holders of all the Bonds of such Series, to waive compliance by the Issuer with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder, at the time of the giving thereof, of this Bond (or any one or more Predecessor Bonds) shall be conclusive and binding upon such Holder and upon all future holders of this Bond and of any Bond issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent or waiver is made upon this Bond. The Indenture also permits the Trustee to amend or waive certain terms and conditions set forth in the Indenture without the consent of the Holders of the Bonds of any Series issued thereunder.

         The Class A Bonds are "Book Entry Bonds" which will be available to investors only through the book entry facilities of The Depository Trust Company, and bond certificates for such Class of Bonds will be available only under certain limited circumstances as described in the Indenture.

         AS PROVIDED IN THE INDENTURE, THIS BOND, THE INDENTURE AND THE SERIES 1998-3 SUPPLEMENT CREATING THE SERIES 1998-3 BONDS SHALL BE CONSTRUED IN ACCORDANCE WITH, AND GOVERNED BY, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED THEREIN.

                                                    Series 1998-3 Reverse Page 4



                                  ABBREVIATIONS

         The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations.

TEN COM               -             as tenants in common
TEN ENT               -             as tenants by the entireties
JT TEN                -             as  joint  tenants  with right  of
                                    survivorship and not as tenants in
                                    common
UNIF GIFT MIN ACT     -             __________        Custodian __________
                                      (Cust)                     (Minor)

                                    under Uniform Gifts to Minors Act

                                    ______________________________________
                                                 (State)

                    Additional abbreviations may also be used
                          though not in the above list.

                                ________________

                   FOR VALUE RECEIVED, the undersigned hereby
                     sell(s), assign(s) and transfer(s) unto

               PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING
               NUMBER OF ASSIGNEE _______________________________


               __________________________________________________

               __________________________________________________

               __________________________________________________
                   Please print or typewrite name and address
                      including postal zip code of assignee

________________________________________________________________________________
the within Bond and all rights thereunder, hereby irrevocably constituting and appointing _____________________________________ attorney to transfer said Bond on the books of the Issuer, with full power of substitution in the premises.

Dated: __________________               ________________________________________
                                        NOTICE: The signature to this assignment must correspond with the name as written upon the face of the within instrument in every particular, without alteration or enlargement or any change whatsoever.

                                             Series 1998-3, Class AX/Face Page 1

                                   EXHIBIT A-2

                   THIS BOND IS A REGULAR INTEREST IN A REMIC.

         THIS BOND IS A NON-RECOURSE OBLIGATION OF THE ISSUER, AND IS LIMITED IN RIGHT OF PAYMENT TO AMOUNTS AVAILABLE FROM THE TRUST ESTATE AS PROVIDED IN THE INDENTURE REFERRED TO ON THE REVERSE HEREOF, AND THE ISSUER IS NOT OTHERWISE LIABLE FOR PAYMENTS ON THIS BOND.

         THIS BOND SHALL NOT BE ENTITLED TO ANY PAYMENTS WITH RESPECT TO PRINCIPAL.

                       CAPSTEAD SECURITIES CORPORATION IV
               COLLATERALIZED MORTGAGE OBLIGATIONS, SERIES 1998-3
                                    CLASS AX
                              DUE: February 25,2025
                         ACCRUAL DATE: September 1, 1998
                         ISSUE DATE: September 30, 1998


Initial Class AX Notional                                   CUSIP NO. 14067L GE8
 Balance: ______________ (_____%)                       CERTIFICATE NUMBER _____

         NEITHER THIS CLASS AX BOND NOR ANY BENEFICIAL INTEREST HEREIN MAY BE TRANSFERRED UNLESS THE TRUSTEE HAS RECEIVED EITHER (A) A CERTIFICATE FROM SUCH TRANSFEREE TO THE EFFECT THAT (i) SUCH TRANSFEREE IS NOT AN EMPLOYEE BENEFIT PLAN, TRUST OR ACCOUNT SUBJECT TO TITLE I OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR SUBJECT TO SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE"), OR A GOVERNMENTAL PLAN DEFINED IN SECTION 3(32) OF ERISA SUBJECT TO ANY FEDERAL STATE OR LOCAL LAW WHICH IS, TO MATERIAL EXTENT, SIMILAR TO THE FOREGOING PROVISIONS OF ERISA OR THE CODE ("SIMILAR LAW") (EACH, A "BENEFIT PLAN") AND IS NOT AN ENTITY, INCLUDING AN INSURANCE COMPANY SEPARATE ACCOUNT OR INSURANCE COMPANY GENERAL ACCOUNT, WHOSE UNDERLYING ASSETS INCLUDE BENEFIT PLAN ASSETS BY REASON OF A BENEFIT PLAN'S INVESTMENT IN THE ENTITY (SUCH BENEFIT PLAN OR ENTITY, A "BENEFIT PLAN INVESTOR") OR (ii) IF SUCH TRANSFEREE IS AN INSURANCE COMPANY, TO THE EFFECT THAT SUCH COMPANY IS NOT A BENEFIT PLAN INVESTOR OR IS ELIGIBLE FOR AN EXEMPTION TO THE APPLICABLE PROHIBITED TRANSACTION PROVISIONS OF ERISA, THE CODE AND SIMILAR LAW OR (iii) IN SUCH OTHER FORM AND SUBSTANCE AS SHALL BE SATISFACTORY TO THE TRUSTEE AND THE ISSUER, OR (B) AN OPINION OF COUNSEL SATISFACTORY TO THE TRUSTEE AND THE ISSUER TO THE EFFECT THAT THE PURCHASE AND HOLDING OF SUCH BOND (i) WILL NOT CONSTITUTE OR RESULT IN THE ASSETS OF THE TRUST ESTATE BEING DEEMED TO BE "PLAN ASSETS" SUBJECT TO THE FIDUCIARY

                                             Series 1998-3, Class AX/Face Page 2

RESPONSIBILITY PROVISIONS OF ERISA OR PROHIBITED TRANSACTIONS PROVISIONS OF
SECTION 4975 OF THE CODE OR SIMILAR LAW OR (ii) WILL NOT CONSTITUTE OR RESULT IN A PROHIBITED TRANSACTION WITHIN THE MEANING OF SECTION 406 OR SECTION 407 OF ERISA OR SECTION 4975 OF THE CODE OR SIMILAR LAW, AND WILL NOT SUBJECT THE TRUSTEE, THE CERTIFICATE TRUSTEE, THE ISSUER, THE ADMINISTRATOR OR ANY SERVICER TO ANY OBLIGATION OR LIABILITY (INCLUDING OBLIGATIONS OR LIABILITIES UNDER ERISA, SECTION 4975 OF THE CODE OR SIMILAR LAW) IN ADDITION TO THOSE UNDERTAKEN IN THE INDENTURE AND THE POOLING AND ADMINISTRATION AGREEMENT.

         CAPSTEAD SECURITIES CORPORATION IV, a corporation duly organized and existing under the laws of the State of Delaware (herein referred to as the "Issuer"), for value received hereby promises to pay (subject as provided below) to CAPSTEAD MORTGAGE CORPORATION, or registered assigns, interest (computed on the basis of a 360-day year of twelve 30-day months) on the Class Notional Balance of the Class AX Bonds during the period starting on September 1, 1998 (the "Accrual Date") and ending on or before February 25, 2025 Interest will accrue on the Class Notional Balance of this Class AX Bond during each Interest Accrual Period on the 25th day of each month (each, a "Payment Date") at a per annum rate equal to the excess of (x) the weighted average (by principal balance) of the interest rates of the Conventional Certificates for the related Payment Date less the Trustee's Fee Rate, over (y) the Class A Bond Interest Rate for such Payment Date. The Class A Bond Interest Rate is a rate per annum equal to one month LIBOR (determined pursuant to the Series 1998-3 Supplement) plus a Margin equal to 0.18 per cent per annum on each Payment Date prior to and on the Initial Call Date and 0.36 per cent per annum on each Payment Date thereafter, but in no event greater than the lesser of (x) the weighted average (by principal balance) of the interest rates of the Conventional Certificates for such Payment Date less the Trustee's Fee Rate and (y) 8.50% per annum LESS this Bond's share of any Basis Risk Shortfalls deducted from interest otherwise payable on the Class AX Bonds on such Payment Date in accordance with the terms of the Series 1998-3 Supplement.

         Capitalized terms used in this Bond shall bear the same meanings as ascribed thereto in the Series 1998-3 Supplement.

         No installments of principal are payable on this Bond. This Bond is a non-recourse obligation of the Issuer. No amount is due or payable from the Issuer on any Payment Date except out of Available Funds, as described more fully on the reverse hereof.

         The interest on this Bond is payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. No interest shall accrue or be payable on any installment of interest which is not paid when and as due, except as provided in the Series 1998-3 Supplement and the Indenture referred to on the reverse hereof.

         The following information is provided solely for the purposes of applying the federal income tax original issue discount ("OID") rules to this Bond. This Bond was issued on September 29, 1998 with an initial Bond Interest Rate of approximately 3.075736%. Assuming that the Bonds pay in accordance with projected cash flows based on the prepayment assumption equal to 40% of the

                                             Series 1998-3, Class AX/Face Page 3

Prepayment Model as described in the Prospectus Supplement dated as of September 28, 1998 relating to the Series 1998-3 Bonds, this Bond is issued with approximately $11.1393677 of OID per $1,000 of initial Class Notional Amount for the Class AX Bonds, the annual yield to maturity of the Bond for purposes of computing the OID would be approximately 20%, and the amount of OID attributable to the initial short accrual period is approximately $.4450912 per $1,000 of initial Class AX Notional Amount for the Class AX Bond computed using compounding of interest in the short period. The actual yield to maturity on the Bond may differ from the projected yield.

         Unless the certificate of authentication hereon has been executed by the Trustee by manual signature, this Bond shall not be entitled to any benefit under the Indenture, or be valid or obligatory for any purpose.

                                             Series 1998-3, Class AX/Face Page 4

         IN WITNESS WHEREOF, Capstead Securities Corporation IV has caused this instrument to be duly executed under its corporate seal.

Dated:                                 CAPSTEAD SECURITIES CORPORATION IV
      ---------------------------


                                       By:
                                          --------------------------------------
                                       Name:
                                            ------------------------------------
                                       Title:
                                             -----------------------------------

Attest:



-----------------------------------
Name:
     ------------------------------
Title:
      -----------------------------



                          CERTIFICATE OF AUTHENTICATION

This is one of the Bonds referred to in the within-mentioned Indenture.

CHASE BANK OF TEXAS, NATIONAL
ASSOCIATION, as Trustee



By:
   -----------------------------------------------------------------------------
      Authorized Signatory

                                                    Series 1998-3 Reverse Page 1



         This Bond is one of a duly authorized issue of non-recourse Bonds of the Issuer, designated as its Collateralized Mortgage Obligations (herein called the "Bonds"), issued and to be issued in one or more Series, each of which Series is issuable in one or more Classes, and this Bond is one of the Series of Bonds designated as the Issuer's Collateralized Mortgage Obligations, Series 1998-3 (herein called the "Series 1998-3 Bonds"). The Series 1998-3 Bonds comprise the following Classes: the Class A, Class AX and Class R Bonds, all issued or to be issued under the Issuer's Indenture dated as of September 1, 1998, as amended (herein called the "Indenture"), to which Indenture and all indentures supplemental thereto, including the Series 1998-3 Supplement dated as of September 1, 1998 (the "Series 1998-3 Supplement"), between the Issuer and Chase Bank of Texas, National Association (the "Trustee", which term includes any successor Trustee under the Indenture), which authorized the Series 1998-3 Bonds, reference is hereby made for a statement of the respective rights thereunder of the Issuer, the Trustee and the Holders of the Bonds of each particular Series and Class thereof and the terms upon which the Bonds of each Series and Class are, and are to be, authenticated and delivered.

         All terms used in this Bond which are defined in the Indenture or the Series 1998-3 Supplement shall have the meanings assigned to them in the Indenture or the Series 1998-3 Supplement, as applicable.

         This Bond does not purport to summarize the Indenture or the Series 1998-3 Supplement and reference should be made to the Indenture and the Series 1998-3 Supplement for the interests, rights and limitations of rights, benefits, obligations and duties of the Holders of the Series 1998-3 Bonds thereunder, and the rights, duties and immunities of the Trustee.

         As provided in the Indenture, the Bonds are issuable in Series and Classes within each such Series which may vary as provided or permitted in the Indenture. Bonds of a Series and each Class within such Series are equally and ratably secured by the collateral pledged as security therefor to the extent provided by the Series Supplement authorizing such Series, and the Holders of Bonds of one Series have no rights with respect to any of the collateral pledged as security for any other Series.

         Payments of principal or interest, if any, on the Bonds will be made on each Payment Date, commencing in October 1998, out of Available Funds on such Payment Date in the manner and in accordance with the priorities for the Series 1998-3 Bonds provided in the Series 1998-3 Supplement.

         Subject to the provision for allocation of losses as provided in the Indenture and the sufficiency of Available Funds on such date, the entire unpaid principal amount of each Class of Series 1998-3 Bonds, other than the Class AX Bonds, which are interest-only Bonds on which no principal will be payable, shall be due and payable, if not then previously paid, on the Stated Maturity of such Class.

                                                    Series 1998-3 Reverse Page 2



         The Bonds are non-recourse obligations of the Issuer, as described in the Indenture. The Issuer shall not be liable upon the indebtedness evidenced by the Bonds except to the extent of all of the Trust Estate which constitutes security for the payment of the Bonds. All payments of principal of and interest on the Bonds shall be made only from Available Funds on each Payment Date and the Trust Estate Granted as security for the Bonds. Each Holder hereof, by its acceptance of this Bond, agrees that it will have recourse solely against such Trust Estate for payments on the Bonds and that (i) the Issuer shall not otherwise be liable for any amounts payable under the Bonds and (ii) neither the Issuer nor any of its agents, officers, directors, employees or successors or assigns shall be liable for any amounts payable, or performance due, under this Bond or the Indenture (except for amounts payable solely from such Trust Estate).

         If an Event of Default shall occur and be continuing with respect to the Series 1998-3 Bonds, the Series 1998-3 Bonds may become or be declared due and payable in the manner and with the effect provided in the Indenture and the Series 1998-3 Supplement. Following the acceleration of the maturity of the Series 1998-3 Bonds, all amounts collected as proceeds of the collateral securing the Series 1998-3 Bonds or otherwise will be applied as described in the Series 1998-3 Supplement and the Indenture. Neither (a) the allocation of any Net Interest Shortfall or Basis Risk Shortfall to any Class of Bonds, nor
(b) the failure to pay the full amount of any principal entitlement or Accrued Bond Interest or any unpaid Accrued Bond Interest on any Payment Date by reason of the insufficiency of Available Funds on such Payment Date, shall constitute an Event of Default on any Class of the Bonds.

         An Event of Default with respect to the Bonds of any other Series issued under the Indenture, including any failure to make any payment of principal or interest with respect thereto when and as due, will not be an Event of Default with respect to Series 1998-3 Bonds.

         The Series 1998-3 Bonds are not prepayable or redeemable at the option or direction of the Issuer except that the Series 1998-3 Bonds are subject to redemption in whole, but not in part, at the option of the Issuer on any Payment Date on or after the earlier of: (i) the Payment Date occurring in March 2001 or
(ii) each Payment Date on or after the date on which the Class Current Principal Balance of the Class A Bonds is less than 25% of the Original Principal Amount thereof. Any such redemption at the option of the Issuer shall be at a price equal to 100% of the unpaid aggregate Class Current Principal Balance of the Series 1998-3 Bonds so redeemed, plus accrued and unpaid interest through the last day of the month preceding the month in which such optional redemption occurs.

         As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Bond may be registered on the Bond Register of the Issuer, upon surrender of this Bond for registration of transfer at the office or agency designated by the Issuer pursuant to the Indenture, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Trustee duly executed by the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Series 1998-3 Bonds of the same Class, of authorized denominations and in the same aggregate initial principal amount, will be issued to the designated transferee or transferees.

                                                    Series 1998-3 Reverse Page 3



         Prior to the due presentment for registration of transfer of this Bond, the Issuer, the Trustee and any agent of the Issuer or the Trustee may treat the Person in whose name this Bond is registered (i) on any Record Date, for purposes of making payments, and (ii) on any other date for any other purpose, as the owner hereof, whether or not this Bond be overdue, and neither the Issuer, the Trustee nor any such agent shall be affected by notice to the contrary.

         The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Issuer and the rights of the Holders of the Bonds under the Indenture at any time by the Issuer with the consent of the Holders of Bonds representing two-thirds of the Aggregate Current Principal Amount of all Bonds at the time Outstanding, in case Outstanding Bonds of all Series are to be affected, or with the consent of the Holders of two-thirds of the Aggregate Class Current Principal Balance of all the Bonds at the time Outstanding of each Series to be affected, in case one or more, but less than all, of the Series of Bonds then Outstanding are to be affected. The Indenture also contains provisions permitting the Holders of Bonds representing specified percentages of the Aggregate Current Principal Amount of the Bonds of a Series at the time Outstanding on behalf of the Holders of all the Bonds of such Series, to waive compliance by the Issuer with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder, at the time of the giving thereof, of this Bond (or any one or more Predecessor Bonds) shall be conclusive and binding upon such Holder and upon all future holders of this Bond and of any Bond issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent or waiver is made upon this Bond. The Indenture also permits the Trustee to amend or waive certain terms and conditions set forth in the Indenture without the consent of the Holders of the Bonds of any Series issued thereunder.

         The Class A Bonds are "Book Entry Bonds" which will be available to investors only through the book entry facilities of The Depository Trust Company, and bond certificates for such Class of Bonds will be available only under certain limited circumstances as described in the Indenture.

         AS PROVIDED IN THE INDENTURE, THIS BOND, THE INDENTURE AND THE SERIES 1998-3 SUPPLEMENT CREATING THE SERIES 1998-3 BONDS SHALL BE CONSTRUED IN ACCORDANCE WITH, AND GOVERNED BY, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED THEREIN.

                                                    Series 1998-3 Reverse Page 4



                                  ABBREVIATIONS

         The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations.

TEN COM               -                    as tenants in common
TEN ENT               -                    as tenants by the entireties
JT TEN                -                    as  joint  tenants  with right  of
                                           survivorship and not as tenants in
                                           common
UNIF GIFT MIN ACT     -                    __________     Custodian __________
                                             (Cust)                  (Minor)

                                           under Uniform Gifts to Minors Act

                                           ___________________________________

                                                        (State)
                    Additional abbreviations may also be used
                          though not in the above list.

                                ________________

                   FOR VALUE RECEIVED, the undersigned hereby
                     sell(s), assign(s) and transfer(s) unto

               PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING
               NUMBER OF ASSIGNEE _______________________________


               __________________________________________________

               __________________________________________________

               __________________________________________________
                   Please print or typewrite name and address
                      including postal zip code of assignee


________________________________________________________________________________
the within Bond and all rights thereunder, hereby irrevocably constituting and appointing _____________________________________ attorney to transfer said Bond on the books of the Issuer, with full power of substitution in the premises.

Dated: __________________               ----------------------------------------
                                        NOTICE: The signature to this assignment must correspond with the name as written upon the face of the within instrument in every particular, without alteration or enlargement or any change whatsoever.

                                              Series 1998-3, Class R/Face Page 1


                                   EXHIBIT A-3

         THIS BOND IS PAYABLE IN INSTALLMENTS AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING PRINCIPAL AMOUNT OF THIS BOND AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.

         THIS BOND IS A NON-RECOURSE OBLIGATION OF THE ISSUER, AND IS LIMITED IN RIGHT OF PAYMENT TO AMOUNTS AVAILABLE FROM THE TRUST ESTATE AS PROVIDED IN THE INDENTURE REFERRED TO ON THE REVERSE HEREOF, AND THE ISSUER IS NOT OTHERWISE LIABLE FOR PAYMENTS ON THIS BOND.

         THIS SECURITY IS SUBJECT TO RESTRICTIONS ON TRANSFER AS
DESCRIBED HEREIN.


                       CAPSTEAD SECURITIES CORPORATION IV
               COLLATERALIZED MORTGAGE OBLIGATIONS, SERIES 1998-3
                                     CLASS R
                             DUE: February 25, 2025
                         ACCRUAL DATE: September 1, 1998
                         ISSUE DATE: September 29, 1998


$_______                                                    CUSIP NO. 14067L GF5
                                                        CERTIFICATE NUMBER _____


THIS BOND IS A RESIDUAL INTEREST IN A REMIC. SO LONG AS ANY CLASS R BOND SHALL BE OUTSTANDING, THE HOLDER HEREOF SHALL HAVE THE RIGHT TO RECEIVE CERTAIN SUMS, AS SET FORTH HEREIN. BECAUSE THIS CLASS R BOND CONSTITUTES A REMIC RESIDUAL INTEREST UNDER THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE"), SUCH HOLDER SHALL BE REQUIRED TO REPORT, FOR FEDERAL INCOME TAX PURPOSES, THE TAXABLE INCOME OF THE REMIC.

THIS CLASS R BOND MAY NOT BE TRANSFERRED, SOLD OR OTHERWISE DISPOSED OF UNLESS, PRIOR TO SUCH DISPOSITION, THE PROPOSED TRANSFEREE DELIVERS TO THE TRUSTEE AN AFFIDAVIT STATING THAT SUCH TRANSFEREE (A) IS NOT A DISQUALIFIED ORGANIZATION (AS DEFINED IN SECTION 860E(E)(5) OF THE CODE) AND IS NOT ACQUIRING THIS CLASS R BOND AS AN AGENT, TRUSTEE OR NOMINEE ACTING ON BEHALF OF A PERSON WHO IS A DISQUALIFIED ORGANIZATION; (B) AGREES TO BE BOUND BY AND TO ABIDE BY THE TRANSFER RESTRICTIONS APPLICABLE TO A CLASS R BOND; (C) IS NOT AN ENTITY THAT WILL HOLD THE CLASS R BOND AS NOMINEE TO FACILITATE

                                              Series 1998-3, Class R/Face Page 2


THE CLEARANCE AND SETTLEMENT OF SUCH SECURITY THROUGH ELECTRONIC BOOK-ENTRY CHANGES IN ACCOUNTS OF PARTICIPATING ORGANIZATIONS; (D) UNDERSTANDS THAT IT MUST TAKE INTO ACCOUNT THE TAXABLE INCOME RELATING TO THE CLASS R BOND; (E) HAS NO INTENTION TO IMPEDE THE ASSESSMENT OR COLLECTION OF ANY FEDERAL, STATE OR LOCAL INCOME TAXES LEGALLY REQUIRED TO BE PAID WITH RESPECT TO THE CLASS R BOND; (F) WILL NOT TRANSFER THE CLASS R BOND TO ANY PERSON OR ENTITY THAT IT HAS REASON TO BELIEVE HAS THE INTENTION TO IMPEDE THE ASSESSMENT OR COLLECTION OF SUCH TAXES;
(G) HAS HISTORICALLY PAID ITS DEBTS AS THEY COME DUE; (H) INTENDS TO CONTINUE TO PAY ITS DEBTS AS THEY COME DUE IN THE FUTURE; (I) UNDERSTANDS THAT, AS THE HOLDER OF A NON-ECONOMIC RESIDUAL BOND, IT MAY INCUR LIABILITIES IN EXCESS OF ANY CASH FLOWS GENERATED BY THE CLASS R BOND; AND (J) INTENDS TO PAY ANY AND ALL TAXES ASSOCIATED WITH HOLDING THE CLASS R BOND AS THEY BECOME DUE.

THIS CLASS R BOND MAY NOT BE PURCHASED BY OR TRANSFERRED TO ANY PERSON THAT IS A "FOREIGN PERSON,"UNLESS (I) SUCH PERSON HOLDS THE CLASS R BOND IN CONNECTION WITH THE CONDUCT OF A TRADE OR BUSINESS WITHIN THE UNITED STATES AND FURNISHES THE TRANSFEROR AND THE TRUSTEE WITH AN EFFECTIVE INTERNAL REVENUE SERVICE FORM 4224 OR (II) THE TRANSFEREE DELIVERS TO BOTH THE TRANSFEROR AND THE TRUSTEE AN OPINION OF COUNSEL TO THE EFFECT THAT SUCH TRANSFER IS IN ACCORDANCE WITH THE REQUIREMENTS OF THE CODE AND THE REGULATIONS PROMULGATED THEREUNDER AND THAT SUCH TRANSFER OF THE CLASS R BOND WILL NOT BE DISREGARDED FOR FEDERAL INCOME TAX PURPOSES. THE TERM "FOREIGN PERSON" MEANS A PERSON WHO IS NOT ONE OF THE
FOLLOWING: (A) A CITIZEN OR RESIDENT OF THE UNITED STATES, (B), A CORPORATION OR PARTNERSHIP, INCLUDING AN ENTITY TREATED AS A CORPORATION OR PARTNERSHIP FOR U.S. FEDERAL INCOME TAX PURPOSES CREATED IN THE UNITED STATES OR ORGANIZED UNDER THE LAWS OF THE UNITED STATES OR ANY STATE THEREOF OR THE DISTRICT OF COLUMBIA (EXCEPT, IN THE CASE OF A PARTNERSHIP, AS OTHERWISE PROVIDED BY TREASURY REGULATIONS), (C) AN ESTATE THE INCOME OF WHICH IS INCLUDABLE IN GROSS INCOME FOR UNITED STATES FEDERAL INCOME TAX PURPOSES REGARDLESS OF ITS SOURCE, OR (D) A TRUST WHOSE ADMINISTRATION IS SUBJECT TO THE PRIMARY SUPERVISION OF A UNITED STATES COURT AND WHICH HAS ONE OR MORE UNITED STATES PERSONS WHO HAVE THE AUTHORITY TO CONTROL ALL SUBSTANTIAL DECISIONS OF THE TRUST.

NEITHER THIS CLASS R BOND NOR ANY BENEFICIAL INTEREST HEREIN MAY BE TRANSFERRED UNLESS THE TRUSTEE HAS RECEIVED A CERTIFICATE FROM
SUCH TRANSFEREE TO THE EFFECT THAT SUCH TRANSFEREE IS NOT AN

                                              Series 1998-3, Class R/Face Page 3


EMPLOYEE BENEFIT PLAN, TRUST OR ACCOUNT SUBJECT TO TITLE I OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR SUBJECT TO
SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE"), OR A GOVERNMENTAL PLAN DEFINED IN SECTION 3(32) OF ERISA SUBJECT TO ANY FEDERAL STATE OR LOCAL LAW WHICH IS, TO MATERIAL EXTENT, SIMILAR TO THE FOREGOING PROVISIONS OF ERISA OR THE CODE (EACH, A "BENEFIT PLAN") AND IS NOT AN ENTITY, INCLUDING AN INSURANCE COMPANY SEPARATE ACCOUNT OR GENERAL ACCOUNT, WHOSE UNDERLYING ASSETS INCLUDE BENEFIT PLAN ASSETS BY REASON OF A BENEFIT PLAN'S INVESTMENT IN THE ENTITY.

                                              Series 1998-3, Class R/Face Page 4



         CAPSTEAD SECURITIES CORPORATION IV, a corporation duly organized and existing under the laws of the State of Delaware (herein referred to as the "Issuer"), for value received hereby promises to pay to CAPSTEAD MORTGAGE CORPORATION or registered assigns, the principal sum of ________________________ ($______) in monthly installments on the twenty-fifth day of each month (each a "Payment Date") commencing in October 1998 and ending on or before February 25, 2025 (the "Stated Maturity" of such final installment of principal), each such installment to be in the amount equal to this Bond's entitlement from the amounts payable to the Class R Bonds on the related Payment Date, and (subject as provided below) to pay interest (computed on the basis of a 360-day year of twelve 30-day months) on each Payment Date calculated over the related Interest Accrual Period in an amount equal to this Bond's share of the interest payable to the Class R Bonds on the Class Current Principal Balance thereof immediately prior to such Payment Date, calculated over the related Interest Accrual Period at a per annum rate equal to one month LIBOR (determined in respect of such Payment Date pursuant to the Series 1998-3 Series Supplement) plus a Margin of
0.18 per cent on each Payment Date prior to and on the Initial Call Date, and
0.36 per cent on each subsequent Payment Date, but in no event greater than the lesser of (x) the weighted average (by principal balance) of the interest rates of the Conventional Certificates for such Payment Date less the Trustee's Fee Rate and (y) 8.50 per cent

         Capitalized terms used in this Bond shall bear the same meaning as ascribed thereto in the Series 1998-3 Supplement referred to on the reverse hereof.

         This Bond is a non-recourse obligation of the Issuer. Principal of and interest on this Bond are due and payable out of Available Funds on each Payment Date as described in the Series 1998-3 Supplement. No amounts shall be due or payable from the Issuer on any Payment Date except out of Available Funds, as described more fully on the reverse hereof.

         The principal of, and interest on, this Bond is payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. All payments made by the Issuer with respect to this Bond shall be applied as set forth in the Series 1998-3 Supplement and the Indenture referred to on the reverse hereof.

         Unless the certificate of authentication hereon has been executed by the Trustee by manual signature, this Bond shall not be entitled to any benefit under the Indenture, or be valid or obligatory for any purpose.

                                              Series 1998-3, Class R/Face Page 5


         IN WITNESS WHEREOF, Capstead Securities Corporation IV has caused this instrument to be duly executed under its corporate seal.

Dated:                                 CAPSTEAD SECURITIES CORPORATION IV
      --------------------------


                                       By:
                                          --------------------------------------
                                       Name:
                                            ------------------------------------
                                       Title:
                                             -----------------------------------


Attest:



-------------------------------
Name:
     --------------------------
Title:
      -------------------------



                          CERTIFICATE OF AUTHENTICATION

This is one of the Bonds referred to in the within-mentioned Indenture.

CHASE BANK OF TEXAS, NATIONAL
ASSOCIATION, as Trustee



By:
   -----------------------------------------------------------------------------
      Authorized Signatory

                                                    Series 1998-3 Reverse Page 1



         This Bond is one of a duly authorized issue of non-recourse Bonds of the Issuer, designated as its Collateralized Mortgage Obligations (herein called the "Bonds"), issued and to be issued in one or more Series, each of which Series is issuable in one or more Classes, and this Bond is one of the Series of Bonds designated as the Issuer's Collateralized Mortgage Obligations, Series 1998-3 (herein called the "Series 1998-3 Bonds"). The Series 1998-3 Bonds comprise the following Classes: the Class A, Class AX and Class R Bonds, all issued or to be issued under the Issuer's Indenture dated as of September 1, 1998, as amended (herein called the "Indenture"), to which Indenture and all indentures supplemental thereto, including the Series 1998-3 Supplement dated as of September 1, 1998 (the "Series 1998-3 Supplement"), between the Issuer and Chase Bank of Texas, National Association (the "Trustee", which term includes any successor Trustee under the Indenture), which authorized the Series 1998-3 Bonds, reference is hereby made for a statement of the respective rights thereunder of the Issuer, the Trustee and the Holders of the Bonds of each particular Series and Class thereof and the terms upon which the Bonds of each Series and Class are, and are to be, authenticated and delivered.

         All terms used in this Bond which are defined in the Indenture or the Series 1998-3 Supplement shall have the meanings assigned to them in the Indenture or the Series 1998-3 Supplement, as applicable.

         This Bond does not purport to summarize the Indenture or the Series 1998-3 Supplement and reference should be made to the Indenture and the Series 1998-3 Supplement for the interests, rights and limitations of rights, benefits, obligations and duties of the Holders of the Series 1998-3 Bonds thereunder, and the rights, duties and immunities of the Trustee.

         As provided in the Indenture, the Bonds are issuable in Series and Classes within each such Series which may vary as provided or permitted in the Indenture. Bonds of a Series and each Class within such Series are equally and ratably secured by the collateral pledged as security therefor to the extent provided by the Series Supplement authorizing such Series, and the Holders of Bonds of one Series have no rights with respect to any of the collateral pledged as security for any other Series.

         Payments of principal or interest, if any, on the Bonds will be made on each Payment Date, commencing in October 1998, out of Available Funds on such Payment Date in the manner and in accordance with the priorities for the Series 1998-3 Bonds provided in the Series 1998-3 Supplement.

         Subject to the provision for allocation of losses as provided in the Indenture and the sufficiency of Available Funds on such date, the entire unpaid principal amount of each Class of Series 1998-3 Bonds, other than the Class AX Bonds, which are interest-only Bonds on which no principal will be payable, shall be due and payable, if not then previously paid, on the Stated Maturity of such Class.

                                                    Series 1998-3 Reverse Page 2



         The Bonds are non-recourse obligations of the Issuer, as described in the Indenture. The Issuer shall not be liable upon the indebtedness evidenced by the Bonds except to the extent of all of the Trust Estate which constitutes security for the payment of the Bonds. All payments of principal of and interest on the Bonds shall be made only from Available Funds on each Payment Date and the Trust Estate Granted as security for the Bonds. Each Holder hereof, by its acceptance of this Bond, agrees that it will have recourse solely against such Trust Estate for payments on the Bonds and that (i) the Issuer shall not otherwise be liable for any amounts payable under the Bonds and (ii) neither the Issuer nor any of its agents, officers, directors, employees or successors or assigns shall be liable for any amounts payable, or performance due, under this Bond or the Indenture (except for amounts payable solely from such Trust Estate).

         If an Event of Default shall occur and be continuing with respect to the Series 1998-3 Bonds, the Series 1998-3 Bonds may become or be declared due and payable in the manner and with the effect provided in the Indenture and the Series 1998-3 Supplement. Following the acceleration of the maturity of the Series 1998-3 Bonds, all amounts collected as proceeds of the collateral securing the Series 1998-3 Bonds or otherwise will be applied as described in the Series 1998-3 Supplement and the Indenture. Neither (a) the allocation of any Net Interest Shortfall or Basis Risk Shortfall to any Class of Bonds, nor
(b) the failure to pay the full amount of any principal entitlement or Accrued Bond Interest or any unpaid Accrued Bond Interest on any Payment Date by reason of the insufficiency of Available Funds on such Payment Date, shall constitute an Event of Default on any Class of the Bonds.

         An Event of Default with respect to the Bonds of any other Series issued under the Indenture, including any failure to make any payment of principal or interest with respect thereto when and as due, will not be an Event of Default with respect to Series 1998-3 Bonds.

         The Series 1998-3 Bonds are not prepayable or redeemable at the option or direction of the Issuer except that the Series 1998-3 Bonds are subject to redemption in whole, but not in part, at the option of the Issuer on any Payment Date on or after the earlier of: (i) the Payment Date occurring in March 2001 or
(ii) each Payment Date on or after the date on which the Class Current Principal Balance of the Class A Bonds is less than 25% of the Original Principal Amount thereof. Any such redemption at the option of the Issuer shall be at a price equal to 100% of the unpaid aggregate Class Current Principal Balance of the Series 1998-3 Bonds so redeemed, plus accrued and unpaid interest through the last day of the month preceding the month in which such optional redemption occurs.

         As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Bond may be registered on the Bond Register of the Issuer, upon surrender of this Bond for registration of transfer at the office or agency designated by the Issuer pursuant to the Indenture, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Trustee duly executed by the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Series 1998-3 Bonds of the same Class, of authorized denominations and in the same aggregate initial principal amount, will be issued to the designated transferee or transferees.

                                                    Series 1998-3 Reverse Page 3



         Prior to the due presentment for registration of transfer of this Bond, the Issuer, the Trustee and any agent of the Issuer or the Trustee may treat the Person in whose name this Bond is registered (i) on any Record Date, for purposes of making payments, and (ii) on any other date for any other purpose, as the owner hereof, whether or not this Bond be overdue, and neither the Issuer, the Trustee nor any such agent shall be affected by notice to the contrary.

         The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Issuer and the rights of the Holders of the Bonds under the Indenture at any time by the Issuer with the consent of the Holders of Bonds representing two-thirds of the Aggregate Current Principal Amount of all Bonds at the time Outstanding, in case Outstanding Bonds of all Series are to be affected, or with the consent of the Holders of two-thirds of the Aggregate Class Current Principal Balance of all the Bonds at the time Outstanding of each Series to be affected, in case one or more, but less than all, of the Series of Bonds then Outstanding are to be affected. The Indenture also contains provisions permitting the Holders of Bonds representing specified percentages of the Aggregate Current Principal Amount of the Bonds of a Series at the time Outstanding on behalf of the Holders of all the Bonds of such Series, to waive compliance by the Issuer with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder, at the time of the giving thereof, of this Bond (or any one or more Predecessor Bonds) shall be conclusive and binding upon such Holder and upon all future holders of this Bond and of any Bond issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent or waiver is made upon this Bond. The Indenture also permits the Trustee to amend or waive certain terms and conditions set forth in the Indenture without the consent of the Holders of the Bonds of any Series issued thereunder.

         The Class A Bonds are "Book Entry Bonds" which will be available to investors only through the book entry facilities of The Depository Trust Company, and bond certificates for such Class of Bonds will be available only under certain limited circumstances as described in the Indenture.

         AS PROVIDED IN THE INDENTURE, THIS BOND, THE INDENTURE AND THE SERIES 1998-3 SUPPLEMENT CREATING THE SERIES 1998-3 BONDS SHALL BE CONSTRUED IN ACCORDANCE WITH, AND GOVERNED BY, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED THEREIN.

                                                    Series 1998-3 Reverse Page 4



                                  ABBREVIATIONS

         The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations.

TEN COM                 -                    as tenants in common
TEN ENT                 -                    as tenants by the entireties
JT TEN                  -                    as  joint  tenants  with right  of
                                             survivorship and not as tenants in
                                             common
UNIF GIFT MIN ACT       -                    __________    Custodian __________
                                              (Cust)                   (Minor)

                                             under Uniform Gifts to Minors Act

                                             __________________________________
                                                         (State)

                    Additional abbreviations may also be used
                          though not in the above list.

                                ________________

                   FOR VALUE RECEIVED, the undersigned hereby
                     sell(s), assign(s) and transfer(s) unto

               PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING
               NUMBER OF ASSIGNEE _______________________________



               __________________________________________________

               __________________________________________________

               __________________________________________________
                   Please print or typewrite name and address
                      including postal zip code of assignee


________________________________________________________________________________
the within Bond and all rights thereunder, hereby irrevocably constituting and appointing _____________________________________ attorney to transfer said Bond on the books of the Issuer, with full power of substitution in the premises.

Dated: __________________               ________________________________________
                                        NOTICE: The signature to this assignment must correspond with the name as written upon the face of the within instrument in every particular, without alteration or enlargement or any change whatsoever.

                                    EXHIBIT B

                   FORM OF TRANSFEREE AFFIDAVIT AND AGREEMENT
                                FOR CLASS R BONDS

                                     [DATE]


STATE OF TEXAS           )
                         )     ss.:
COUNTY OF DALLAS         )


         The undersigned, _____________________, being first duly sworn, deposes, represents and warrants:

1.   That I am a _______________________ of ___________________________, a
     corporation duly organized and existing under the laws of the State of ____________ (the "Owner"), record or beneficial owner of Capstead Securities Corporation IV Collateralized Mortgage Obligations, Series 1998-3, Class R Bonds (the "Residual Bonds") having an Initial Principal Balance of $100, on behalf of which I make this affidavit and agreement. The Bonds were issued pursuant to the Indenture (the "Indenture") dated as of September 1, 1998 and the Series 1998-1 Supplement thereto (the "Series Supplement") dated as of September 1, 1998, each between Capstead Securities Corporation IV and Chase Bank of New York, National Association, as Trustee (the "Trustee").

2. That the Owner (i) is and will be a "Permitted Transferee" as of _____________________ and (ii) is acquiring the Bonds for its own account or for the account of another Owner from which it has received an affidavit in substantially the same form as this affidavit. A "Permitted Transferee" is any person other than a "disqualified organization" or a Non-U.S. Person. For this purpose, a "disqualified organization" means any of the following: (i) the United States, any State or political subdivision thereof, any foreign government, any international organization, or any agency or instrumentality of any of the foregoing, (ii) any organization (other than a farmers' cooperative described in Section 521 of the Internal Revenue Code of 1986 (the "Code)) that is exempt from the tax imposed by Chapter 1 of the Code and not subject to the tax imposed by Section 511 of the Code, (iii) rural electric or telephone cooperatives described in
     Section 1381(a)(2)(C) of the Code or (iv) any other Person whose holding of an ownership interest in a Residual Bond may cause the related REMIC to incur a liability for any tax imposed under the Code that would not otherwise be imposed but for the transfer of an ownership interest in a Residual Bond to such Person. For purposes of clause (i) of the previous sentence, a corporation shall not be treated as an instrumentality of the United States or of any State or political subdivision thereof, if (i) all of the activities of such corporation are subject to the tax imposed by Chapter 1 of the Code, and (ii) a majority of the board of directors of such corporation is not selected by the United States or any State or political subdivision thereof (except that this clause (ii) shall not apply to the Federal Home Loan Mortgage Corporation). The terms "United States," "State" and

     "international organization" shall have the meanings set forth in Section 7701 of the Code or successor provisions.

3. That the Owner is aware (i) of the tax that would be imposed on the Trust Estate if a Residual Bond is transferred to a disqualified organization under Section 860E(e) of the Code and that any Owner that is a disqualified organization will be obligated to reimburse the Trust Estate for any such tax; (ii) that such tax would be on the transferor, or, if such transfer is through an agent (which person includes a broker, nominee or middleman) for a disqualified organization, on the agent; (iii) that the person otherwise liable for the tax shall be relieved of liability for the tax if the transferee furnishes to such person an affidavit that the transferee is not a disqualified organization and, at the time of transfer, such person does not have actual knowledge that the affidavit is false; and (iv) that the Residual Bonds may be "noneconomic residual interests" within the meaning of Treasury regulation section 1.860E-1(c)(2) and that the transferor of an ownership interest in a "noneconomic residual interest" will remain liable for any taxes due with respect to the income on such residual interest, unless no significant purpose of the transfer is to enable the transferor to impede the assessment or collection of tax.

4. That the Owner is aware of the tax imposed on a "pass-through entity" holding the Residual Bonds if at any time during the taxable year of the pass-through entity a disqualified organization is the record holder of an interest in such entity. For this purpose, a "pass-through entity" includes a regulated investment company, a real estate investment trust or common trust fund, a partnership, trust or estate, and certain cooperatives.

5. That the Owner is aware that the Trustee will not register the transfer of any Residual Bonds unless the transferee, or the transferee's agent, delivers to the Trustee, among other things, an affidavit in substantially the same form as this affidavit. The Owner expressly agrees that it will not consummate any such transfer if it knows or believes that any of the representations contained in such affidavit and agreement are false.

6. That the Owner consents to any additional restrictions or arrangements that shall be deemed necessary upon advice of counsel to constitute a reasonable arrangement to ensure that the Residual Bonds will only be owned, directly or indirectly, by Owners that are Permitted Transferees.

7.   That the Owner's taxpayer identification number is _________________.

8. That the Owner has reviewed the restrictions set forth on the face of the Residual Bonds and the provisions of Section 2.15 of the Indenture under which the Residual Bonds were issued (and, in particular, the Owner is aware that such Section authorizes the Trustee to deliver payments to a person other than the Owner and negotiate a mandatory sale by the Trustee in the event that the Owner holds such Residual Bonds in violation of
     Section 3); and that the Owner expressly agrees to be bound by and to comply with such restrictions and provisions.

9. That the Owner is not acquiring and will not transfer the Residual Bonds in order to impede the assessment or collection of any tax.

10. That the Owner anticipates that it will, so long as it holds the Residual Bonds, have sufficient assets to pay any taxes owed by the holder of such Residual Bonds.

11. That the Owner has no present knowledge that it may become insolvent or subject to a bankruptcy proceeding for so long as it holds the Residual Bonds.

12. That the Owner has no present knowledge or expectation that it will be unable to pay any United States taxes owed by it so long as any of the Residual Bonds remain outstanding. In this regard, the Owner hereby represents to and for the benefit of the Person from whom it acquired the Residual Bonds that the Owner intends to pay taxes associated with holding the Residual Bonds as they become due, fully understanding that it may incur tax liabilities in excess of any cash flows generated by the Residual Bonds.

13. That the Owner is not acquiring the Residual Bonds with the intent to transfer such Bonds to any person or entity that will not have sufficient assets to pay any taxes owed by the holder of such Bonds, or that may become insolvent or subject to a bankruptcy proceeding, for so long as such Residual Bonds remain outstanding.

14. That Owner will, in connection with any transfer that it makes of any of the Residual Bonds, obtain from its transferee the representations required by Section 2.15 of the Indenture under which the Residual Bonds were issued and will not consummate any such transfer if it knows, or knows facts that should lead it to believe, that any such representations are false.

15. That Owner will, in connection with any transfer that it makes of any of the Residual Bonds, represent and warrant that it is not transferring the Residual Bonds to impede the assessment or collection of any tax and that it has no actual knowledge that the proposed transferee: (i) has insufficient assets to pay any taxes owed by such transferee as holder of the Residual Bonds; (ii) may become insolvent or subject to a bankruptcy proceeding, for so long as the Residual Bonds remain outstanding; and (iii) is not a "Permitted Transferee."

16.  That the Owner is a United States Person.

17. That the Owner is not an employee benefit plan subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or the Code, nor a Person acting, directly or indirectly, on behalf of any such plan, and understands that registration of transfer of any Security to any such employee benefit plan, or to any person acting on behalf of such plan, will not be made unless such employee benefit plan delivers a certification of facts and an opinion of its counsel, addressed and satisfactory to the Trustee and the Issuer to the effect that such transfer will not (a) cause the assets of the Trust Estate to be treated as "plan assets" within the meaning of Department of Labor regulations set forth in 29 C.F.R.ss.2510.3-101, (b) give rise to any fiduciary duty under ERISA on the part of the Issuer or the Trustee, or (c) be treated as, or result in, a prohibited transaction under Section 406 or 407 of ERISA or Section 4975 of the Code.

         IN WITNESS WHEREOF, the __________________ has caused this instrument to be executed on its behalf, by the undersigned officer this ______ day of ______________, _____.


                                       [OWNER]



                                       By:
                                          --------------------------------------
                                       Name:
                                            ------------------------------------
                                       Title:
                                             -----------------------------------



         Personally appeared before me the above-named ___________________, known or proved to me to be the same person who executed the foregoing instrument and to be a ________________ of the Owner, and acknowledged to me that he executed the same as his free act and deed and the free act and deed of the Owner.

         Subscribed and sworn before me this _____ day of _______________,
______.


                                       -----------------------------------------
                                                    NOTARY PUBLIC

                                       COUNTY OF
                                                 --------------
                                       STATE OF
                                                ---------------


                                       My Commission expires:
                                                             -------------------

                                    EXHIBIT C

                         FORM OF TRANSFEROR CERTIFICATE
                                (RESIDUAL BONDS)


                                     [DATE]


Capstead Securities Corporation IV
2711 N. Haskell, Suite 1000
Dallas, Texas  75204

Chase Bank of Texas, National Association
601 Travis
Houston, Texas  77002

                       Capstead Securities Corporation IV
               Collateralized Mortgage Obligations, Series 1998-3

Dear Sirs:

     This letter is delivered to you in connection with the sale by _____________________ (the "Transferor") to ____________________________________
(the "Purchaser") of the Collateralized Mortgage Obligations, Series 1998-3, Class R Bonds (the "Residual Bonds"), issued pursuant to the Indenture (the "Indenture") and the Series 1998-3 Supplement, each dated as of September 1, 1998, and each between Capstead Securities Corporation IV, as Issuer (the "Issuer"), and Chase Bank of Texas, National Association, as Trustee (the "Indenture Trustee"). All terms used herein and not otherwise defined shall have the meaning set forth in the Indenture for the Series Supplement, as applicable.

     The Transferor hereby certifies, represents and warrants to, and covenants with, the Issuer and the Indenture Trustee that:

1. No purpose of the Transferor relating to the sale of the Residual Bonds by the Transferor to the Purchaser is or will be to impede the assessment or collection of any tax.

2. The Transferor understands that the Purchaser has delivered to the Indenture Trustee a transferee affidavit and agreement in the form attached to the Series Supplement as Exhibit B. The Transferor does not know or believe that any representation contained therein is false.

3. The Transferor has at the time of the transfer conducted a reasonable investigation of the financial condition of the Purchaser as contemplated by Treasury Regulations Section 1.860E-1(c)(4)(i) and, as a result of that investigation, the Transferor has determined that the

     Purchaser has historically paid its debts as they have become due and has found no significant evidence to indicate that the Purchaser will not continue to pay its debts as they become due in the future. The Transferor understands that the transfer of the Residual Bonds may not be respected for United States income tax purposes (and the Transferor may continue to be liable for United States income taxes associated therewith) unless the Transferor has conducted such an investigation.

4. The Transferor has no actual knowledge that the proposed Transferee is a Disqualified Organization, an agent of a Disqualified Organization or a Non-U.S. Person.


                                       Very truly yours,


                                       -----------------------------------------
                                             (Transferor)


                                       -2-